UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant    ☒
Filed by a Party other than the Registrant    ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

REOSTAR ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

REOSTAR ENERGY CORPORATION
3880 Hulen Street, Suite 500
Fort Worth, Texas 76107
___________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 24, 2009
___________________

To our Stockholders:

          The Annual Meeting of Stockholders of ReoStar Energy Corporation, a Nevada corporation, will be held on Thursday, September 24, 2009, at 10:00 a.m., local time, at our corporate headquarters at 3800 Hulen Street, Suite 500, Fort Worth, Texas, 76107, to:

1.	Elect five (5) directors, each to serve until our next Annual Meeting of Stockholders;

2.	Ratify and approve the 2008 Long-Term Incentive Plan;

3.	Approve a proposal to amend our Articles of Incorporation to effect a reverse stock split of our outstanding common stock at a ratio of 1-for-10, with any resulting fractional shares being rounded up to the nearest whole share;

4.	Ratify the appointment of Killman, Murrell & Company, P.C. as our independent registered public accounting firm for the fiscal year ending March 31, 2010;

5.	Vote on the adjournment or postponement of the Annual Meeting to another time and date if such action is necessary for the board of directors to solicit additional proxies in favor of proposals 1, 2, 3 or 4; and

6.	Consider any other business that properly comes before the meeting.

          Only stockholders of record at the close of business on August 21, 2009, will be entitled to notice of, and to vote at, the meeting and any adjournments of the meeting. It is important that your shares be represented at the meeting. Please mark, sign, date, and mail the enclosed proxy card in the postage-paid envelope provided, whether or not you plan to attend in person.

By Order of the Board of Directors, Mark S. Zouvas Chief Executive Officer

August 21, 2009
Fort Worth, Texas

PROXY STATEMENT

TABLE OF CONTENTS

APPENDIX A - 2008 Long-Term Incentive Plan

APPENDIX B - 2008 Long-Term Incentive Plan Stock Option Agreement

APPENDIX C - Certificate of Amendment

Proxy Card
- i -

REOSTAR ENERGY CORPORATION
___________________

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on on September 24, 2009
___________________

                The accompanying proxy is solicited on behalf of the board of directors of ReoStar Energy Corporation in connection with our Annual Meeting of Stockholders to be held on Thursday, September 24, 2009, at 10:00 a.m., local time, at our corporate headquarters located at 3800 Hulen Street, Suite 500, Fort Worth, Texas, 76107, for the purposes set forth in the accompanying Notice of Meeting.

                Please mark and sign the enclosed proxy card and return it in the accompanying envelope. No postage is required if your returned proxy card is mailed within the United States. We will bear the cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding the materials to the beneficial owners of our common stock. Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, electronic mail, personal conversation or other means of communication. We may reimburse brokerage firms and others for expenses in forwarding proxy material to the beneficial owners of our common stock.

                Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted according to the instructions given in the proxy. Any stockholder giving a proxy may revoke it any time prior to its use at the Annual Meeting by giving a written revocation notice to our secretary, by filing a revoking instrument or a duly executed proxy bearing a later date with our secretary or by attending the Annual Meeting and voting in person.

                We expect that this proxy statement, the proxy and notice of meeting will first be mailed to our stockholders on or about August 21, 2009.

QUESTIONS AND ANSWERS ABOUT THE MEETING

                Q: Why am I receiving this proxy statement?

                A: ReoStar Energy Corporation ("ReoStar", "we" or the "Company") is holding our Annual Meeting of Stockholders to elect the members of our board of directors, as more fully described in Proposal One. In addition, we are asking our stockholders to ratify and approve our 2008 Long-Term Incentive Plan, as more fully described in Proposal Two, to approve an amendment to our Articles of Incorporation to effect a 1-for-10 reverse stock split of our outstanding common stock, as more fully described in Proposal Three, and to ratify the appointment of our independent registered public accounting firm for our 2010 fiscal year ending March 31, 2010, as more fully described in Proposal Four.

                Q: What do I need to do now?

                A: We urge you to carefully read and consider the information contained in this proxy statement. If applicable, you should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

                Q: How do I vote?

                A: If you are a ReoStar stockholder of record, you may vote in person at the Annual Meeting or by submitting a proxy for the meeting. You can submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in "street name," which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please refer to your proxy card or the voting instruction card used by your broker, bank or nominee to see if you may submit voting instructions using the internet or telephone.

                Q: What happens if I do not vote?

                A: If you do not submit a proxy card or vote at the Annual Meeting, your proxy will not be counted as present for the purpose of determining the presence of a quorum, and your shares will not be voted at the meeting. If you submit a proxy card and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum but will not be voted at the Annual Meeting. Broker non-votes will also have the same effect as shares not voted at the meeting.

                Q: If my ReoStar shares are held in "street name," will my broker, bank, or nominee vote my shares for me on all proposals?

                A: No. Your broker, bank, or nominee cannot vote your shares on matters other than the election of directors unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

                Q: Can I change my vote after I have mailed my signed proxy or direction form?

                A: Yes. If you are a record holder, you can change your vote at any time before your proxy is voted at your stockholder meeting by:

                • delivering to the corporate secretary of ReoStar a signed notice of revocation;

                • granting a new, later-dated proxy, which must be signed and delivered to the corporate secretary of ReoStar; or

                • attending your stockholder meeting and voting in person; however, your attendance alone will not revoke your proxy.

                If your shares are held in street name and you have instructed your broker or nominee to vote your shares, you must follow your broker's or nominee's directions in order to change your vote or revoke your proxy.

                Q: What should I do if I receive more than one set of voting materials?

                A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

                Q: Whom should I call with questions?

                A: If you have any questions about the transaction or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

ReoStar Energy Corporation 3880 Hulen Street, Suite 500 Fort Worth, Texas 76107 Telephone: (817) 989-7367 Facsimile: (817) 989-7368 Attn: Scott D. Allen, Chief Financial Officer

                 You may also obtain additional information about ReoStar from documents filed with the Securities and Exchange Commission (hereafter, the "SEC") at the SEC's Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Also, the SEC maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers, including REOSTAR, that file electronically with the SEC. The public can obtain any document we file with the SEC at "www.sec.gov."

VOTING OF SHARES

                 Our board of directors has fixed the close of business on August 21, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. On August 21, 2009, 80,353,912 shares of our common stock, $0.001 par value, were outstanding and held by approximately 80 shareholders of record. Each share outstanding on that date entitles its holder to one vote in person or by proxy on each matter to be voted on at the Annual Meeting.

Quorum

                 The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of voting stock entitled to vote at the meeting is required for a quorum for the transaction of business. In general, shares of common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum.

Vote Required for Approval

                 Pursuant to Section 78.330 of the Nevada Revised Statutes, a plurality of the shares voting at the Annual Meeting is required to elect directors. This means that if there are more nominees than the five positions to be filled, the five who receive the most votes will be elected. In counting votes on the election of directors, abstentions, broker non-votes (i.e., shares held of record by a broker which are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise authority to vote the shares in its discretion) and other shares not voted will be counted as not voted. These shares will be deducted from the total shares of which a plurality is required.

                 All other proposals presented in this proxy statement will be approved if a majority of the voting shares present or represented at the meeting and entitled to vote on the proposal are voted in favor of such matter. In counting votes on each such matter, abstentions will be counted as voted against the matter and broker non-votes will be counted as not voted on the matter. Shares that are not present or represented at the meeting will be deducted from the total number of shares of which a majority is required.

Voting of Proxies

                 Shares of common stock represented by properly executed proxy cards will be voted according to the choices specified. Proxies that are signed by stockholders but that lack any voting instructions will be voted FOR the election of all of the nominees for director listed in this proxy statement, and FOR all other Proposals set forth in this Proxy Statement. If any other business properly comes before the Annual Meeting, shares represented by proxy will be voted according to the best judgment of the proxy holders named on the proxy card.

PROXY SOLICITATION

                 We are soliciting proxies from our stockholders for our Annual Meeting of Stockholders. We will pay the cost of solicitation of proxies from our stockholders, including preparation, assembly, printing and mailing of this proxy statement and the proxy cards. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. In addition to solicitation by use of the mails, proxies may be solicited by our board of directors, officers and employees, in person or by telephone, electronic mail, or other means of communication. No additional compensation for soliciting proxies will be paid to our board of directors, officers or regular employees for such services.

PROPOSAL ONE - ELECTION OF DIRECTORS

                 Our bylaws provide that our board will consist of between one and fifteen members, with the number of directors determined from time to time by our board. The number of directors is currently at five. The current term of all of our directors expires at the Annual Meeting. Accordingly, five directors will be elected at the Annual Meeting to serve until the next annual meeting of stockholders and until their successors are elected and qualified. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by the board of directors to fill the vacancy.

Information About Nominees

                 Names of the board of directors' nominees and certain biographical information about the nominees are set forth below.

M.O. Rife III Age 70 Director since 2007	Mr. Rife joined our board of directors in February 2007, and has served as our Chairman of the Board since February 2007. Mr. Rife also serves on our Audit Committee as its chairman and as a member of our Compensation Committee. From August 2003 to February 2007, Mr. Rife was a partner of REO Energy, Ltd, a predecessor company to ReoStar. From November 2003 to February 2007, Mr. Rife was a partner of JMT Resources Ltd, a predecessor company to ReoStar. From 1997 to 2005, Mr. Rife served as Chairman of Board of Matrix Energy Services Corp., a publicly traded oil and gas exploration company. Mr. Rife has been in the oil and gas industry for 50 years and has been involved in the drilling, completion and operation of over 3,500 wells throughout the mid-continent Region including Louisiana, Oklahoma, and New Mexico. Mr. Rife attended Texas Christian University.

Mark S. Zouvas Age 46 Director since 2007	Mr. Zouvas joined our board of directors in February 2007, and has served as our Chief Executive Officer since February 2007. He has also served as a member of our Audit Committee since February 2007. From August 2003 to February 2007, Mr. Zouvas was a partner of JMT Resources Ltd, a predecessor company to ReoStar, and served as its finance director. From 1998 to 2005, Mr. Zouvas served as the Chief Financial Officer and as a member of the board of directors of Matrix Energy Services Corp., a publicly traded oil and gas exploration firm. From 1995 to 1997, Mr. Zouvas served as the Chief Financial Officer for a professional services division in a major commodities company, and before that, Mr. Zouvas was a staff auditor at Price Waterhouse where he performed services for clients in the banking and real estate industries. Early in his career, Mr. Zouvas was a licensed broker and an accountant in the state of California. Mr. Zouvas received his Bachelor of Arts from the University of California Berkeley.

H. Grant Swartzwelder Age 45 Director Nominee	Mr. Swartzwelder is a board of directors' nominee. In March 1998, Mr. Swartzwelder founded PetroGrowth Advisors, a corporate finance company focused on the energy industry, and he has served as its President from March 1998 to the present time. Prior to founding PetroGrowth Advisors, Mr. Swartzwelder held various positions working in the corporate finance and energy industries, and he has accumulated over 20 years of experience working in the energy industry. Mr. Swartzwelder received a Master in Business Administration degree from Harvard Graduate School of Business Administration. He received his Bachelor of Science degree in Petroleum Engineering from Texas A&M University.

Mr. Swartzwelder was recommended to the board of directors by the chief executive officer.

Alan Rae Age 50 Director since 2007	Mr. Rae joined our board of directors in February 2007. In July 2003, Mr. Rae founded O2Diesel Corp. (AMEX - OTD), a fuel development company, and he has served as the Chief Executive Officer of O2Diesel from July 2003 to the present time. Mr. Rae has over twenty-five years of diverse commercial experience, in the automotive, financial and service industries as a consultant, business owner and manager. He studied mechanical engineering in Glascow, Scotland.

Dr. R. Gerald Bailey Age 68 Director Nominee	Since 2008, Dr. Bailey has been a partner and senior industry advisor of BCM Energy Investments, where he oversees operations and management for BCM's portfolio companies and investment opportunities. Dr. Bailey has also been chairman of Bailey Petroleum, a company that provides petroleum business consulting, since 1997. Dr. Bailey also serves as chairman of the board and CEO of Black Dragon Resources, a publicly traded company in the oil and gas industry, positions he has held since July 2009. Dr. Bailey was formally President of Exxon, Arabian Gulf, and has 40 years experience in both upstream and downstream elements of the petroleum industry. Dr. Bailey has extensive supervisory and management experience in the oil and gas industry and was responsible for the coordination of all of Exxon's business interests in the Arabian Gulf. In previous roles within Exxon, Dr. Bailey was Operations Manager responsible for the management of production of 300,000 barrels of oil per day and 600 mmcf of gas per day. Prior to Exxon, Dr. Bailey spent over 15 years with Texaco, where he started as an engineer in Houston, TX. Dr. Bailey earned a BS in Chemical Engineering from the University of Houston, an MS from the New Jersey Institute of Technology, and a PhD in Engineering from Columbia Pacific.

Information About Current Directors Not Nominated for Re-Election

                 Names and certain biographical information about the current members of the board of directors that are not nominated for re-election are set forth below.
Jean-Baptiste Heinzer Age 40 Director since 2007	Mr. Heinzer joined our board of directors in February 2007. In July 2002, Mr. Heinzer co-founded Equitys, a project management and corporate finance company and served as the President of Equitys until July 2008. From July 2008 to present, Mr. Heinzer was an independent financial consultant serving clients in the energy sector. Mr. Heinzer began his career working at Caterpillar from 1994 to 1999. Jean-Baptiste graduated from the University of Lausanne business school, and received a postgraduate degree in Corporate Finance from the University of Geneva.

Scott Allen Age 43 Director since 2008	Mr. Allen joined our board of directors in June 2008, and has served as our Chief Financial Officer since February 2007. Since July 2002, Mr. Allen has owned and operated Scott Allen CPA, LLC. Mr. Allen is a certified public accountant. He began his career with KPMG Peat Marwick in Midland, Texas. Mr. Allen has more than 18 years of oil and gas industry experience. Mr. Allen received a Bachelor of Science in accounting from Montana State University and a Master in Business Administration degree from Texas Christian University.

Additional Information About our Board and its Committees

                 Our common stock is currently quoted for trading on the Over-the-Counter Bulletin Board and is not listed on a national securities exchange, but we are using the definition of "independence" in accordance with Rule 4200(a)(15) of the NASDAQ Marketplace Rules for purposes of determining the "independence" of our directors and director nominees. Our directors who are "independent" as defined in Rule 4200(a)(15) of the NASDAQ Marketplace Rules include Jean-Baptiste Heinzer and Alan Rae. Our director nominees that are "independent" include Grant Swartzwelder, Vern Johnson and Alan Rae.

                 Our board met seven times in fiscal year ended March 31, 2008. During fiscal 2008, all of our directors attended 100% of all meetings during the periods for which they served on our board, including the meetings held by committees of the board on which they serve. The board of directors has formed an audit committee and a compensation committee. We have not yet formally adopted charters for our audit and compensation committees; upon adoption, we will post the charters on our website. Our board of directors does not have a policy regarding board members' attendance at the Annual Meeting of Stockholders.

                 Audit Committee

                 The audit committee of our board of directors assists the board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the stockholders and others; reviewing the systems of internal controls that management and the board of directors have established; appointing, retaining and overseeing the performance of independent accountants; and overseeing our accounting and financial reporting processes and the audits of our financial statements. Our audit committee also consults with our management and our independent registered public accounting firm prior to the presentation of financial statements to stockholders and related press releases and, as appropriate, initiates inquiries into aspects of our financial affairs. Our audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee is directly responsible for the appointment, retention, compensation and oversight of the work of our independent auditors, including approving services and fee arrangements. All related party transactions will be approved by our audit committee before we enter into them.

                 The current members of our audit committee are Mark S. Zouvas, Jean-Baptiste Heinzer, and M.O. Rife III. Mr. Rife serves as chairman of the audit committee. Mr. Heinzer is currently the only member of the audit committee meeting the definition of "independence" under the NASDAQ Marketplace Rules. Our audit committee held one committee meeting during the last fiscal year.

                 Mark S. Zouvas does not meet the definition of "independence" under the NASDAQ Marketplace Rules as a result of his being an officer of the Company. The board of directors determined to appoint Mr. Zouvas to the audit committee based upon his education and experience.

                 M.O. Rife III does not meet the definition of "independence" under the NASDAQ Marketplace Rules as a result of his ownership interest of Company securities, which interest is greater than ten percent of our outstanding common stock. The board of directors determined to appoint Mr. Rife to the audit committee based upon his education and experience.

                 Nominating Committee

                 Our board does not currently have a nominating committee as the entire board of directors performs the functions of this committee, and this process has been adequate to handle the board nomination process to date. The volume of matters that currently, and historically have, come before the board of directors for consideration permits each director to give sufficient time and attention to such matters to be involved in all decision making related to the nomination process. The Company's common stock is not currently listed on any national exchange and we are not required to maintain a nominating committee by any self-regulatory agency.

                 We do not have a policy with regard to consideration of nominations for director. We accept nominations for directors from our security holders. There is no minimum qualification for a director nominee to be considered by our board of directors. All of our directors will consider any nomination in accordance with his or her fiduciary responsibility to the company and its stockholders.

                 The board will consider recommendations of nominees from stockholders that are submitted in accordance with the procedures for nominations set forth under the section entitled "Proposals for the Next Annual Meeting" in this Proxy Statement. In addition, such recommendations should be accompanied by the candidate's name, biographical data and qualifications and a written statement from the individual evidencing his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. Other than as stated herein, we do not have a formal policy with respect to consideration of director candidates recommended by stockholders, as the board believes that each candidate, regardless of the source of the recommendation, should be evaluated in light of all relevant facts and circumstances.

                 Nominees for director are selected on the basis of, among other things, independence, experience, knowledge, skills, expertise, integrity, ability to make independent analytical inquiries, understanding of the company's business environment, ability to devote adequate time and effort to board responsibilities and commitments to other public company boards. Other criteria for director candidates considered by the board include age, diversity, whether the candidate has any conflicts of interest, whether the candidate has the requisite independence and skills for board and committee service under applicable SEC rules, what the candidate's skills and experience add to the overall competencies of the board, and whether the candidate has any special background relevant to ReoStar's business.

                 Compensation Committee

                 The compensation committee of our board of directors discharges the boards responsibilities relating to the compensation of our directors and officers. The committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of our company, including, among other things, annual salaries, bonuses, stock options and other incentive compensation arrangements. In addition, our compensation committee will administer our stock option plans, including reviewing and granting stock options, with respect to our executive officers and directors, and may from time to time assist our board of directors in administering our stock option plans with respect to our other employees.

                 The current members of our compensation committee are M.O. Rife III, Alan Rae, and Jean-Baptiste Heinzer. Mr. Rae serves as chairman of the compensation committee. Alan Rae and Jean-Baptiste Heinzer are "independent" members of our compensation committee under the NASDAQ Marketplace Rules. The compensation committee held one committee meeting during the last fiscal year.

Compensation Committee Interlocks and Insider Participation

                 None of the members of our compensation committee are employed by ReoStar Energy Corporation or our subsidiaries. None of our executive officers serve on the compensation committee or board of directors of another entity.

Process for Stockholders to Send Communications to Our Board

                 Because we have always maintained open channels of communication with our stockholders, we do not have a formal policy that provides a process for stockholders to send communications to our board. However, if a stockholder would like to send a communication to our board, please address the letter to the attention of our chairman of the board and it will be distributed to each director.

Recommendation of the Board of Directors

                 The ReoStar board of directors recommends that you vote "FOR" the election of all director nominees listed in this proxy statement.

Audit Committee Report

                 The audit committee reviewed and discussed ReoStar's audited financial statements for the fiscal year ended March 31, 2009 with our management. The audit committee discussed with Killman, Murrell & Company, P.C., ReoStar's independent registered public accounting firm, the matters required to be discussed by statement on

Auditing Standards No. 61 (Communication with Audit Committees) as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications). The audit committee also received the written disclosures and the letter from Killman, Murrell & Company, P.C. required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the audit committee has discussed the independence of Killman, Murrell & Company, P.C. with them.

                 Based on the audit committee's review and discussions noted above, the audit committee recommended to our board of directors that ReoStar's audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2009 for filing with the SEC.

THE AUDIT COMMITTEE M.O. Rife III Mark S. Zouvas Jean-Baptiste Heinzer

PROPOSAL TWO - APPROVAL OF 2008 LONG-TERM INCENTIVE PLAN

                 Our board of directors has approved an incentive compensation plan, the 2008 Incentive Compensation Plan, or the 2008 Plan, and is recommending it for approval and ratification by our stockholders. The full text of the 2008 Plan is included as Appendix A to this proxy statement. The form of the Stock Option Agreement to be used in connection with the 2008 Plan is included as Appendix B to this proxy statement. The 2008 Plan will be used to provide stock-based incentive compensation to our eligible employees, directors, and independent contractors. Our board of directors believes that the fundamental objectives of a long-term incentive compensation program are to align the interests of management and the stockholders and to create long-term stockholder value. Our board of directors believes that the adoption of the 2008 Plan increases our ability to achieve these objectives by allowing for several different forms of long-term incentive awards, which will help us recruit, reward, motivate, and retain talented personnel.

                 Key terms of the 2008 Plan include:

•	The 2008 Plan authorizes a total of 8,000,000 shares of common stock issuable pursuant to options and other stock-based awards that may be granted under the plan.

•	The 2008 Plan permits the grant of stock based awards in addition to stock options, including the grant of "full value" awards such as restricted stock, stock units, and performance shares.

•	The 2008 Plan explicitly prohibits repricing of options without stockholder approval.

•	The 2008 Plan will permit the qualification of awards under the plan (payable in either stock or cash) as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code (the "Code"). See "Federal Income Tax Information" below for a more detailed discussion of the application of Section 162(m).

                 As shown under the caption "Equity Compensation Plan Information" below, as of March 31, 2008, an aggregate of 100,000 shares of our common stock were issuable upon exercise of outstanding options. As of March 31, 2009, an aggregate of 2,600,000 shares of our common stock are issuable upon exercise of outstanding options.

Description of the 2008 Plan

                 The material features of the 2008 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2008 Plan and Stock Option Agreement. Stockholders are urged to read the actual text of the 2008 Plan in its entirety, which is set forth as Appendix A to this proxy statement, as well as the form of the Stock Option Agreement, which is set forth as Appendix B to this proxy statement.

                 Awards

                 The terms of the 2008 Plan provide for the grant of stock options, stock appreciation rights, restricted stock, stock units, bonus stock, dividend equivalents, other stock related awards, and performance awards that may be settled in cash, stock, or other property.

                 Shares available for awards

                 The total number of shares of our common stock that may be subject to awards under the 2008 Plan is equal to 8,000,000 shares, plus (i) the number of shares with respect to which awards granted under the 2008 Plan terminate without the issuance of the shares or where the shares are forfeited or repurchased; (ii) the number of shares with respect to awards granted under the 2008 Plan the number of shares which are not issued as a result of the award being settled for cash or otherwise not issued in connection with the exercise or payment of the award; and (iii) the number of shares that are surrendered or withheld in payment of the exercise price of any award or any tax withholding requirements in connection with any award granted under the 2008 Plan.

                 Limitations on awards

                 The 2008 Plan imposes individual limitations on certain awards, in part to comply with Section 162(m) of the Internal Revenue Code of 1986. Under these limitations, no more than 2,000,000 shares of our common stock reserved for issuance under the 2008 Plan may be granted to an individual during any fiscal year pursuant to any stock options or stock appreciation rights granted under the 2008 Plan and no more than 1,000,000 shares of our common stock reserved for issuance under the 2008 Plan may be granted to an individual during any fiscal year pursuant to all awards other than stock options or stock appreciation rights granted under the 2008 Plan. The maximum amount that may be earned by any one participant as a performance award (payable in cash) or other cash award is $3,000,000 per calendar year. No outstanding options may be repriced without stockholder approval (that is, we cannot amend an outstanding option to lower the exercise price or exchange an outstanding option for a new option with a lower exercise price.) In addition, the 2008 Plan prohibits us from exchanging an outstanding option with an exercise above the then current fair market value of our common stock for cash, other awards or other property.

                 Capitalization adjustments

                 In the event that a dividend or other distribution (whether in cash, shares of common stock, or other property), recapitalization, forward or reverse split (including the reverse stock split described in Proposal Three below), reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event affects our common stock or our other securities or the securities of any other issuer, so that an adjustment, substitution, or exchange is determined to be appropriate by the plan administrator, then the plan administrator is authorized to adjust any or all of the following as the plan administrator deems appropriate: (1) the kind and number of shares available under the 2008 Plan, (2) the kind and number of shares subject to limitations on awards described in the preceding paragraph, (3) the kind and number of shares subject to all outstanding awards, (4) the exercise price, grant price, or purchase price relating to any award, and (5) other affected terms of awards.

                 Eligibility

                 The persons eligible to receive awards under the 2008 Plan consist of officers, directors, employees, and independent contractors. However, incentive stock options may be granted under the 2008 Plan only to our employees, including our officers who are employees.

                 Administration

                 Our board of directors will administer the 2008 Plan unless it delegates administration of the 2008 Plan to one or more committees of our board of directors. Together, our board of directors and any committee(s) delegated to administer the 2008 Plan are referred to as the plan administrator. If a committee is delegated to administer the 2008 Plan, then the committee members may be "non-employee directors" as defined by Rule 16b-3 of the Securities Exchange Act, "outside directors" for purposes of Section 162(m), and independent as defined by NASDAQ or any other national securities exchange on which any of our securities may be listed for trading in the future. Subject to the terms of the 2008 Plan, the plan administrator is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our common stock to which awards will relate, specify times at which awards will be exercisable or may be settled (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2008 Plan, and make all other determinations that may be necessary or advisable for the administration of the 2008 Plan. The plan administrator may amend the terms of outstanding awards, in its discretion. Any amendment that adversely affects the rights of the award recipient, however, must receive the approval of such recipient.

                 Stock options and stock appreciation rights

                 The plan administrator is authorized to grant stock options, including both incentive stock options and non-qualified stock options. In addition, the plan administrator is authorized to grant stock appreciation rights, which entitle the participant to receive the appreciation in our common stock between the grant date and the exercise date of the stock appreciation right. The plan administrator determines the exercise price per share subject to an option and the grant price of a stock appreciation right. The per share exercise price of an incentive stock option, however, must not be less than the fair market value of a share of common stock on the grant date. The plan administrator generally will fix the maximum term of each option or stock appreciation right, the times at which each stock option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised stock options or stock appreciation rights at or following termination of employment or service, except that no incentive stock option may have a term exceeding ten years. Stock options may be exercised by payment of the exercise price in any form of legal consideration specified by the plan administrator, including cash, shares (including cancellation of a portion of the shares subject to the award), outstanding awards or other property having a fair market value equal to the exercise price. Options may also be exercisable in connection with a broker-assisted sales transaction (a "cashless exercise") as determined by the plan administrator. The plan administrator determines methods of exercise and settlement and other terms of the stock appreciation rights.

                 Restricted Stock and Stock Units

                 The plan administrator is authorized to grant restricted stock and stock units. Restricted stock is a grant of shares of common stock, which may not be sold or disposed of and which may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period specified by the plan administrator. A participant granted restricted stock generally has all of the rights of one of our stockholders, unless otherwise determined by the plan administrator. An award of a stock unit confers upon a participant the right to receive shares of common stock at the end of a specified period, and may be subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of a specified period. Prior to settlement, an award of a stock unit carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

                 Dividend Equivalents

                 The plan administrator is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of common stock, other awards, or other property equal in value to dividends paid on a specific number of shares of common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of common stock, awards or otherwise as specified by the plan administrator. Currently, there are no outstanding dividend equivalent awards, either with other outstanding awards under any of our incentive compensation plans or as stand alone awards.

                 Bonus Stock and Awards in Lieu of Cash Obligations

                 The plan administrator is authorized to grant shares of common stock as a bonus free of restrictions for services performed for us or to grant shares of common stock or other awards in lieu of our obligations to pay cash under the 2008 Plan or other plans or compensatory arrangements, subject to such terms as the plan administrator may specify.

                 Other Stock Based Awards

                 The plan administrator is authorized to grant awards under the 2008 Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. Such awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of common stock, purchase rights for shares of common stock, awards with value and payment contingent upon our performance or any other factors designated by the plan administrator, and awards valued by reference to the book value of shares of our common stock or the value of securities of or the performance of specified subsidiaries or business units. The plan administrator determines the terms and conditions of such awards.

                 Performance Awards

                 The right of a participant to exercise or receive a grant or settlement of an award, and the timing thereof, may be subject to such performance conditions, including subjective individual goals, as may be specified by the plan administrator. In addition, the 2008 Plan authorizes specific performance awards, which represent a conditional right to receive cash, shares of our common stock, or other awards upon achievement of certain pre-established performance goals and subjective individual goals during a specified fiscal year. Performance awards granted to persons whom the plan administrator expects will, for the year in which a deduction arises, be "covered employees" (as defined below) may, if and to the extent intended by the plan administrator, be subject to provisions that should qualify such awards as "performance based" compensation not subject to the limitation on tax deductibility by us under Section 162(m). For purposes of Section 162(m), the term "covered employee" means our Chief Executive Officer and our four highest compensated officers as of the end of a taxable year as disclosed in our SEC filings. If and to the extent required under Section 162(m), any power or authority relating to a performance award intended to qualify under Section 162(m) is to be exercised by a committee which will qualify under Section 162(m), rather than our board of directors.

                 Subject to the requirements of the 2008 Plan, the plan administrator will determine performance award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions, and the form of settlement. One or more of the following business criteria based on our consolidated financial statements, and/or those of its affiliates, or for its business units (except with respect to the total shareholder return and earnings per share criteria), will be used by the plan administrator in establishing performance goals for performance awards designed to comply with the performance-based compensation exception to Section 162(m): (1) earnings per share; (2) revenues or gross margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any of our ongoing bonus plans; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; and (13) debt reduction. For covered employees, the performance goals and the determination of their achievement shall be made in accordance with Section 162(m). The plan administrator is authorized to adjust performance conditions and other terms of awards in response to unusual or nonrecurring events, or in response to changes in applicable laws, regulations, or accounting principles.

                 Other Terms of Awards

                 Awards may be settled in the form of cash, shares of our common stock, other awards, or other property in the discretion of the plan administrator. Awards under the 2008 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The plan administrator may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the plan administrator may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains, and losses based on deemed investment of deferred amounts in specified investment vehicles. The plan administrator is authorized to place cash, shares of our common stock, or other property in trusts or make other arrangements to provide for payment of our obligations under the 2008 plan. The plan administrator may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld (or previously acquired shares of our common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2008 plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the plan administrator may, in its discretion, permit transfers of awards subject to any applicable legal restrictions.

                 Acceleration of Vesting; Change in Control

                 The plan administrator, in its discretion, may accelerate the vesting, exercisability, lapsing of restrictions, or expiration of deferral of any award, including if we undergo a "change in control," as defined in the 2008 Plan. In addition, the plan administrator may provide that the performance goals relating to any performance-based award will be deemed to have been met upon the occurrence of any "change in control." The award agreement may provide for the vesting of an award upon a change of control, including vesting if a participant is terminated by us or our successor without "cause" or terminates for "good reason."

                 To the extent we undergo a corporate transaction (as defined in the 2008 Plan), the 2008 Plan provides that outstanding awards may be assumed, substituted for or continued in accordance with their terms. If the awards are not assumed, substituted for or continued, to the extent applicable, such awards will terminate immediately prior to the close of the corporate transaction. The plan administrator may, in its discretion, either cancel the outstanding awards in exchange for a cash payment or vest all or part of the award contingent on the corporate transaction.

                 Amendment and Termination

                 Our board of directors may amend, alter, suspend, discontinue, or terminate the 2008 Plan or the plan administrator's authority to grant awards without further stockholder approval, except stockholder approval will be obtained for any amendment or alteration if such approval is deemed necessary and advisable by our board of directors. Unless earlier terminated by our board of directors, the 2008 Plan will terminate on the earlier of (i) ten years after the later of (x) the adoption by our board of directors of the 2008 Plan and (y) the approval of an increase in the number of shares reserved under the 2008 Plan by our board of directors (contingent upon such increase being approved by our stockholders) and (ii) such time as no shares of our common stock remain available for issuance under the 2008 Plan and no further rights or obligations with respect to outstanding awards are outstanding under the 2008 Plan. Amendments to the 2008 Plan or any award require the consent of the affected participant if the amendment has a material adverse effect on the participant.

Federal Income Tax Consequences of Awards

                 The information set forth below is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient's tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2008 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

                 Nonqualified Stock Options

                 Generally, there is no taxation upon the grant of a nonqualified stock option where the option is granted with an exercise price per share equal to the fair market value of the underlying stock on the grant date. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock received over the exercise price paid. If the optionee is our employee or an employee of one of our affiliates, that income will be subject to employment taxes and withholding tax. The optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee's capital gain holding period for those shares will begin on that date.

                 Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.

                 Incentive Stock Options

                 The 2008 Plan provides for the grant of stock options that qualify as "incentive stock options," which are referred to as ISOs, as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which is referred to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

                 If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which is referred to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

                 For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee's alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

                 We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. If there is a Disqualifying Disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, subject to Section 162(m) and provided that amount is reasonable, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

                 Stock Awards

                 Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock. If the recipient is our employee or an employee of one of our affiliates, any income recognized will be subject to employment taxes and withholding tax.

                 The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

                 Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

                 Stock Appreciation Rights

                 We may grant stock appreciation rights separate from any other award, which is referred to as stand-alone stock appreciation rights, or in tandem with options, which is referred to as tandem stock appreciation rights, under the 2008 Plan.

                 With respect to stand-alone stock appreciation rights, where the rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date and where the recipient may only receive the appreciation inherent in the stock appreciation rights in shares of our common stock, the recipient will recognize ordinary compensation income equal to the fair market value of the stock on the day the right is exercised and the shares of our common stock are delivered. If the recipient may receive the appreciation inherent in the stock appreciation rights in cash and the stock appreciation right has been structured to conform to the requirements of Section 409A of the Code, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received.

                 We have not granted and do not plan to grant any tandem stock appreciation rights, due to the adverse tax consequences of such awards under Section 409A of the Code.

                 Subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

                 Stock Units

                 Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary compensation income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for the shares of our common stock. To conform to the requirements of Section 409A of the Code, the shares of our common stock subject to a stock unit award may only be delivered upon one of the following events: a fixed calendar date, separation from service, death, disability or a change of control. If delivery occurs on another date, unless the stock units qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, there will be an additional twenty percent excise tax and interest on any taxes owed.

                 The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock units will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

                 Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

                 Dividend Equivalents

                 Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of any payments received under the dividend equivalent award. Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the dividend equivalent.

                 Section 162 Limitations

                 Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to stock awards, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year. For purposes of Section 162(m), the term "covered employee" means our Chief Executive Officer and our four highest compensated officers as of the end of a taxable year as disclosed in our SEC filings.

                 Certain kinds of compensation, including qualified "performance-based" compensation, are disregarded for purposes of the Section 162(m) deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to certain stock awards will qualify as performance-based compensation if the award is granted by a committee of our board of directors consisting solely of "outside directors" and the stock award is granted (or exercisable) only upon the achievement (as certified in writing by the committee) of an objective performance goal established in writing by the committee while the outcome is substantially uncertain, and the material terms of the 2008 Plan under which the award is granted is approved by stockholders. A stock option or stock appreciation right may be considered "performance-based" compensation as described in the previous sentence or by meeting the following requirements: the incentive compensation plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period, the material terms of the plan are approved by the shareholders, and the exercise price of the option or right is no less than the fair market value of the stock on the date of grant.

Recommendation of the Board of Directors

                 The ReoStar board of directors recommends that you vote "FOR" the proposal to approve the 2008 Plan.

PROPOSAL THREE - APPROVAL OF PROPOSAL TO AMEND ARTICLES OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK AT RATIO OF 1-FOR-10, WITH ANY RESULTING FRACTIONAL SHARES BEING ROUNDED UP TO THE NEAREST WHOLE SHARE

General

                 Our board of directors has approved, subject to stockholder approval, an amendment to our Articles of Incorporation to effect a reverse stock split of our outstanding common stock, with any resulting fractional shares being rounded up to the nearest whole share. The proposed Certificate of Amendment to the Articles of Incorporation to effect the reverse stock split will be substantially in the form attached to this proxy statement as Appendix C. If approved by the stockholders, we will file the Certificate of Amendment with the Nevada Secretary of State as soon as practicable after we provide a 10-day advance notice of the reverse stock split to FINRA pursuant to Rule 10b-17 of the Securities Exchange Act of 1934. Accordingly, we expect the reverse stock split to be effectuated on or around October 5, 2009. Our board of directors, however, reserves the right to delay or abandon the proposed reverse stock split at any time before the filing of the Certificate of Amendment with the Nevada Secretary of State.

                 The reverse stock split would not change the number of authorized shares of common stock or the par value of our common stock. Except for any changes as a result of the treatment of fractional shares, each holder of our common stock will hold the same percentage of common stock outstanding immediately after the reverse stock split as such stockholder held immediately prior to the split.

                 The table below shows the number of shares of our common stock authorized and the number of shares of our issued and outstanding common stock as of immediately before the implementation of the proposed reverse stock split and after taking into effect the proposed reverse stock split.
	Before the Proposed Reverse Split	After the Proposed Reverse Split
Number of Shares of Common Stock Authorized	200,000,000	200,000,000

Number of Shares of Common Stock Issued	80,353,912	8,035,391

Purposes of the Reverse Stock Split

                 The purpose of authorizing the reverse stock split is to maximize the flexibility of our board of directors in addressing market-related issues affecting our capitalization. If the stockholders approve the reverse stock split proposal, the reverse stock split would be effected, if at all, only upon a determination by our board of directors that the split is in the best interests of the company and our stockholders at that time.

                 A reverse stock split may have the following beneficial effects:

•	A higher stock price, which we would expect as a result of the reverse stock split, could increase the interest of the financial community in our common stock and broaden the pool of investors that may consider investing in our common stock, potentially increasing the trading volume and liquidity of our common stock. As a matter of policy, many institutional investors are prohibited from purchasing stocks below certain minimum price levels. For the same reason, brokers often discourage their customers from purchasing such stocks. To the extent that the price per share of our common stock remains at a higher per share price as a result of the reverse stock split, some of these concerns may be ameliorated.

•	A higher stock price may help us attract and retain employees and other service providers. Some potential employees and service providers may be less likely to work for a company with a low stock price, regardless of the size of the company's market capitalization. If the reverse stock split successfully increases the per share price of our common stock, this increase may enhance our ability to attract and retain employees and service providers.

•	The additional available authorized shares of common stock that would result from a reverse stock split may facilitate future capital raising needs and acquisitions of companies or assets. In addition to focusing on the growth of our current business, our board of directors intends, as part of our business plan, to evaluate opportunities for growth through the acquisition of companies in similar or complementary lines of business. We may, from time to time, evaluate financing transactions involving the sale of our common stock or securities convertible into shares of our common stock. While we constantly evaluate the market for opportunities, there are no current proposals or agreements written or otherwise, at this time to issue any of the additional available authorized shares of common stock that would result from the reverse stock split.

Risks Associated with the Reverse Stock Split

                 If the reverse stock split is approved by the stockholders and we implement the reverse stock split, we may be subject to the following risks:

•	While our board of directors believes that our common stock would trade at higher prices after the consummation of the reverse stock split, there can be no assurance that the increase in the trading price will occur, or, if it does occur, that it will equal or exceed the price that is the product of the market price per share of our common stock prior to the reverse stock split times the reverse stock split ratio. In some cases, the total market capitalization of a company following a reverse stock split is lower, and may be substantially lower, than the total market capitalization before the reverse stock split.

•	The fewer number of shares that will be available to trade might cause the trading market of our common stock to become less liquid, which could have an adverse effect on the price of our common stock. The liquidity of our common stock may also be adversely affected by the increase in the number of stockholders who own "odd lots," which consist of blocks of fewer than 100 shares. Stockholders who hold odd lots may be required to pay higher brokerage commissions when they sell their shares and may have greater difficulty in making sales.

                 The market price of our common stock will also be based on our business and results of operations, which are unrelated to the number of shares of our common stock outstanding. Our business and results of operations are subject to the risks and uncertainties described from time to time in our periodic reports filed with the SEC.

Potential Anti-Takeover Effect

                 The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of common stock could dilute the stock ownership of a person seeking to effect a change in the composition of our board of directors or contemplating a tender offer or other transaction for the combination of our company with another company. However, the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of common stock or obtain control of the company. Other than the proposal for the reverse stock split, our board of directors does not currently contemplate recommending the adoption of any other amendments to our Articles of Incorporation that could be construed to reduce or interfere with the ability of third parties to take over or change the control of the company.

Effective Date of the Reverse Stock Split

                 If approved by the stockholders, we will file the Certificate of Amendment with the Nevada Secretary of State as soon as practicable after we provide a 10-day advance notice of the reverse stock split to FINRA pursuant to Rule 10b-17 of the Securities Exchange Act of 1934. Accordingly, we expect the reverse stock split to be effect on or around October 5, 2009. Our board of directors, however, reserves the right to delay or abandon the proposed reverse stock split at any time before the filing of the Certificate of Amendment with the Nevada Secretary of State.

Exchange of Stock Certificates

                 We have appointed Securities Transfer Corporation, our transfer agent, to act as exchange agent to carry out the exchange of existing share certificates for new share certificates.

                 As soon as practicable after the effective date of the Certificate of Amendment, our transfer agent will mail transmittal forms to each holder of record of certificates formerly representing shares of our common stock that will be used in forwarding certificates for surrender and exchange for certificates representing the number of shares of our common stock the holder is entitled to receive as a consequence of the reverse stock split. The transmittal form will be accompanied by instructions specifying other details of the exchange.
                 After receipt of a transmittal form, each holder should surrender the certificates formerly representing shares of our common stock and will receive in exchange therefor certificates representing the number of shares of our common stock to which the holder is entitled. No stockholder will be required to pay a transfer or other fee to exchange his, her or its certificates. Stockholders should not send in certificates until they receive a transmittal form from our transfer agent.

                 No fractional shares will be issued in connection with the reverse stock split. In the event that the number of shares of post-split common stock for any stockholder includes a fraction, such fractional shares will be rounded up to the whole share. Ownership percentages are not expected to change meaningfully as a result of rounding up fractional shares that result from the exchange. Similarly, no fractional shares will be issued on the exercise of outstanding warrants and options or the conversion of convertible securities, except as otherwise expressly specified in the documents governing such warrants, options, and convertible securities.

                 Stock certificates that contain a restrictive legend will be exchanged for new certificates with the same restrictive legend. As applicable, the time period during which the common stock has been held will be included in the time period during which such stockholder actually holds the new common stock certificate received in exchange for such stock certificate for the purposes of determining the term of the restrictive period.

                 If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" with respect to those shares. Your broker or other nominee is considered, with respect to those shares, the stockholder of record. Stockholders holding common stock in street name should contact their bank, broker or nominee regarding the treatment of their shares.

New CUSIP Number

                 In connection with the reverse stock split, a new CUSIP will be issued for the new common stock and the CUSIP for the underlying common stock will be suspended. We will obtain a new CUSIP upon submitting notice of shareholder approval of the reverse stock split. Accordingly, your new stock certificates representing the post-reverse stock split shares will bear a new CUSIP.

Federal Income Tax Consequences

                 The following is a summary of certain material United States federal income tax consequences of the reverse stock split, does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the pre-reverse stock split shares of common stock were, and the post-reverse stock split shares of common stock will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the reverse stock split. As used herein, the term United States holder means a stockholder that is, for federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any State of the United States or the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

                 No gain or loss should be recognized by a stockholder upon such stockholder's exchange of pre-reverse stock split shares of common stock for post-reverse stock split shares of common stock pursuant to the reverse stock split. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split (including any fraction of a post-reverse stock split share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the pre-reverse stock split shares exchanged therefor. The stockholder's holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered in the reverse stock split.

                 Our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

Accounting Effects of the Reverse Stock Split

                 Following the effective date of the reverse stock split, the par value of our common stock will remain at $0.001 per share. Also, the number of outstanding shares of our common stock and the number of shares of our common stock issuable upon exercise or conversion of options, warrants and convertible securities will be reduced by the reverse stock split ratio, taking into account any increase resulting from our rounding up of fractional shares that otherwise would result from the reverse stock split. Accordingly, the aggregate par value of the issued and outstanding shares of our common stock, and therefore the stated capital associated with our common stock, will be reduced, and the additional paid-in capital (capital paid in excess of the par value) will be increased in a corresponding amount for statutory and accounting purposes. If the reverse stock split is effected, all share and per share information in our financial statements will be restated to reflect the reverse stock split for all periods presented in our future filings, after the effective date of the Certificate of Amendment, with the SEC. Total stockholders' equity will remain meaningfully unchanged.

No Appraisal Rights

                 Under the Nevada Revised Statutes, our stockholders are not entitled to appraisal rights with respect to the reverse stock split, and we will not independently provide stockholders with any such right.

Effects of the Reverse Stock Split

Corporate Matters

                 If approved and implemented, the reverse stock split would have the following effects:
•	Each ten shares of our common stock owned by a stockholder before the reverse stock split would be exchanged for one share of our common stock.

•	Fractional shares resulting from the reverse stock split will be rounded up to the nearest whole share.

•	Proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders thereof to purchase shares of our common stock, which will result in approximately the same aggregate price being required to be paid for such options or warrants upon exercise of such options or warrants immediately preceding the reverse stock split.

•	If you are an employee or director, the number of shares reserved for issuance under our existing equity incentive plans, the number of shares by which the share reserve may increase annually, the number of shares for which awards may be granted to any one individual and the number of shares for which automatic grants are to be made to eligible directors will be reduced proportionately based on the reverse stock split ratio selected by our board of directors. In addition, the number of shares issuable upon the exercise of outstanding options and the exercise price for such options will be adjusted based on the reverse stock split ratio.

                 The reverse stock split also will not have a dilutive effect on existing or future awards under our equity-based compensation plan. If the reverse stock split is implemented, we will take appropriate action, as required, to adjust proportionately the number of shares of common stock available for awards, the number of shares of common stock that may be acquired pursuant to any awards and the price (including the exercise price) for each share of common stock subject to outstanding options or other awards.

                 If approved and implemented, the reverse stock split will be effected simultaneously for all of our common stock and the ratio will be the same for all of our common stock. The reverse stock split will affect all of our stockholders uniformly. The reverse stock split will not change the terms of our common stock. Our common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects after the reverse stock split. No stockholder's percentage ownership of our common stock will be altered except for the effect of the elimination of fractional shares.

Authorized Shares

                 If the reverse stock split is implemented, the board of directors will not reduce the number of shares of our common stock authorized under our Articles of Incorporation. The number of shares of our common stock authorized under our Articles of Incorporation will remain at 200,000,000 shares.

Required Vote

                 The affirmative vote of a majority in voting power of the shares of our common stock outstanding as of the record date will be required to approve this proposal.

Recommendation of the Board of Directors

                 The ReoStar board of directors recommends that you vote "FOR" the proposal to amend our Articles of Incorporation to effect a reverse stock split of our common stock at a ratio of 1-for-10.

PROPOSAL FOUR - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                 The board of directors, upon the recommendation of its audit committee, has appointed Killman, Murrell & Company, P.C. as independent registered public accounting firm of the company for the fiscal year ending March 31, 2010.

                 We expect representatives of Killman, Murrell & Company, P.C. to attend the Annual Meeting, have an opportunity to make a statement if they so desire and be available to respond to appropriate questions from stockholders regarding our audit for the year ended March 31, 2009.

Public Accounting Firm Fees

                 The following table sets forth the aggregate fees billed to us for services rendered to us for the years ended March 31, 2009 and 2008 by our independent registered public accounting firm, Killman, Murrell & Company, P.C., for such years, fees for the audit of our consolidated financial statements for the years ended March 31, 2009 and 2008, and assistance with the reporting requirements thereof, the review of our condensed consolidated financial statements included in our quarterly reports on Form 10-Q, and accounting and auditing assistance relative to acquisition accounting and reporting.
	2009	2008
Audit Fees	$105,651	$94,953
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

Audit Committee Pre-Approval Policies

                 Since its formation in April 2007, the audit committee approves all audit fees, audit-related fees, tax fees and special engagement fees. The audit committee approved 100% of such fees for the years ended March 31, 2009 and March 31, 2008.

Recommendation of the Board of Directors

                 The ReoStar board of directors recommends that you vote "FOR" the ratification of the selection of Killman, Murrell & Company, P.C., as our independent registered public accounting firm.

 PROPOSAL FIVE - AUTHORIZATION TO ADJOURN OR POSTPONE THE MEETING TO SOLICIT ADDITIONAL VOTES FOR APPROVAL

                 If at the Annual Meeting the number of shares of our voting stock voting in favor of all other proposals is insufficient to approve those proposals under applicable law, our management intends to move to adjourn or postpone the meeting in order to enable it to solicit additional proxies in favor of those proposals. In that event, we will ask our stockholders to vote only upon the adjournment proposal.

                 In the adjournment proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our board of directors to vote in favor of granting management the discretionary authority to adjourn or postpone the Annual Meeting and any later adjournments of that meeting to a later date in order to enable our board of directors to solicit additional proxies in favor of all other proposals presented if those proposals initially lack a sufficient number of shares voting in favor. If our stockholders approve the adjournment proposal, our management could adjourn the Annual Meeting and any adjourned session of the Annual Meeting to a later date and use the additional time to solicit additional proxies in favor of all proposals presented, including solicitation of proxies from stockholders that have previously voted against those proposals.

Recommendation of the Board of Directors

                 The ReoStar board of directors recommends that you vote "FOR" the authorization to adjourn or postpone the meeting to solicit additional votes.

EXECUTIVE OFFICERS

                 The following sets forth certain information with respect to our executive officers (other than director information which was disclosed under "Information About Nominees" and "Information About Current Directors" above):

NAME	AGE	POSITION

MARK S. ZOUVAS	46	CHIEF EXECUTIVE OFFICER

SCOTT D. ALLEN	42	CHIEF FINANCIAL OFFICER

BRETT BENNETT	42	VICE PRESIDENT OF ADMINISTRATION

VERN WILSON	71	VICE PRESIDENT OF OPERATIONS

                 Brett Bennett has served as our Vice President of Administration since February 2007. Mr. Bennett also served on our board of directors from February 2007 to October 2007, when he resigned from the board of directors. Mr. Bennett joined Rife Energy Operating, Inc. in June of 2004 and served as its Communications Officer handling various capacities including investor relations and regulatory reporting until February 2007. Prior to joining Rife Energy, Mr. Bennett built a successful employee benefits/corporate retirement solutions business in the Dallas/Ft. Worth market from December 1995 to June 2004. He is the 4th generation of the Bennett family involved in the oil and gas industry.

                 Vern Wilson has served as our Vice President of Operations since November 1, 2007. Prior to that, from March 2007 to October 2007 Mr. Wilson was a consultant on our Corsicana surfactant polymer flood project. From January 2006 to March 2007, Mr. Wilson was a consultant for Energy Tech. From November 1997 to December 2005, Mr. Wilson served as Executive Vice President for Global Energy where his duties included managing the construction of a 112MMCFD NGL plant in Nigeria. Mr. Wilson also started Wilson Energy Inc., an oil and gas operator in 1972 and served as president until September 2007 when ReoStar acquired all of the assets of Wilson Energy. He has over 30 years of petroleum engineering experience including drilling, completion, production facility design, reservoir engineering and enhanced oil recovery. Mr. Wilson has a bachelor of science in petroleum engineering from the University of Oklahoma and is a Professional Engineer.

COMPENSATION

Summary Compensation Table

                 The following table sets forth the compensation paid by us to our named executive officers during the fiscal years ended March 31, 2009 and 2008.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compen- sation ($)	Total ($)

Mark S. Zouvas,	2009	137,000	--	--	--	--	137,000
Chief Executive Officer	2008	120,000	--	--	--	--	120,000

Scott D. Allen,	2009	109,500	--	--	192,136	8,000	309,636
Chief Financial Officer	2008	84,000	--	249,525	--	4,000	337,525

Brett Bennett,Vice President	2009	95,333	--	--	144,102	18,000	257,435
of Administration	2008	84,000	--	332,691	--	16,000	432,691

Vern Wilson,Vice President	2009	144,000	--	--	144,102	--	288,102
of Operations	2008	60,000	--	--	--	--	60,000

                 The dollar amounts in the columns titled Stock Awards and Option Awards reflect the dollar amounts recognized for financial statement reporting purposes for the fiscal years ended March 31, 2009 and 2008, in accordance with FAS 123(R).

Narrative Disclosure to Summary Compensation Table

                 Mark S. Zouvas

                 The compensation information for Mr. Zouvas for the last two completed fiscal years in the table above is based on a two-year employment contract with Mr. Zouvas for $120,000 per year with no grants for stock or stock options.

                 On July 25, 2008, we entered into a new employment agreement with Mr. Zouvas. The agreement has a five-year term, with a base salary of $144,000 per year with no grants for stock or stock options. The contract provides for a severance equal to one-year base salary in the event Mr. Zouvas' employment is terminated due to a change in control. There are no other severance or termination compensation terms or packages attached to his contract.

                 Scott D. Allen

                 The compensation information for Mr. Allen for the last two completed fiscal years in the table above is based on a two-year employment contract for $84,000 per year. Mr. Allen was granted a restricted stock awards equal to 300,000 shares. These shares were granted on April 1, 2007 and vest over a two-year period with 50% of the award having vested on March 31, 2008 and the remaining 50% vesting on March 31, 2009.

                 On July 25, 2008, we entered into a new employment agreement with Mr. Allen. The agreement has a three-year term, with a base salary of $120,000 per year. Mr. Allen also, under the terms of the contract is entitled to reimbursement of his auto expenses at a rate of $750 per month. The contract provides for a severance equal to one-year base salary in the event Mr. Allen's employment is terminated due to a change in control. There are no other severance or termination compensation terms or packages attached to his contract.

                 On July 25, 2008, our board of directors approved a grant of 1,000,000 stock options to Mr. Allen, which options have an exercise price of $0.35 per share and vest over three years in equal annual installments. The unvested restricted stock granted on April 1, 2007 were cancelled.

                 Brett Bennett

                 The compensation information for Mr. Bennett for the last two completed fiscal years in the table above is based on a two-year employment contract for $84,000 per year. Mr. Bennett was granted a restricted stock awards equal to 400,000 shares. These shares were granted on April 1, 2007 and vest over a two-year period with 50% of the award having vested on March 31, 2008 and the remaining 50% vesting on March 31, 2009.

                 On July 25, 2008, we entered into a new employment agreement with Mr. Bennett for an annual base salary of $100,000. Mr. Bennett also, under the terms of the contract, is entitled to reimbursement of his auto expenses at a rate of $1,500 per month. The contract provides for a severance equal to one-year base salary in the event Mr. Bennett's employment is terminated due to a change in control. There are no other severance or termination compensation terms or packages attached to his contract.

                 On July 25, 2008, our board of directors approved a grant of 750,000 stock options to Mr. Bennett, which options have an exercise price of $0.35 per share and vest over three years in equal annual installments. The unvested restricted stock granted on April 1, 2007 were cancelled.

                 Vern Wilson

                 On November 1, 2007, we entered into an employment arrangement with Mr. Wilson for an annual base salary of $144,000 with no grants for stock or stock options.

                 On July 25, 2008, we entered into a new employment agreement with Mr. Wilson for an annual base salary of $144,000. The contract provides for a severance equal to one-year base salary in the event Mr. Wilson's employment is terminated due to a change in control. There are no other severance or termination compensation terms or packages attached to his contract.

                 On July 25, 2008, our board of directors approved a grant of 750,000 stock options to Mr. Wilson, which options have an exercise price of $0.35 per share and vest over three years in equal annual installments.

 Outstanding Equity Awards at Fiscal Year-end

                 The following sets forth all outstanding equity awards held by our named executive officers as of March 31, 2009:
	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have Not Vested	Market Value of Shares That Have Not Vested
Mark S. Zouvas, Chief Executive Officer	--	--	--	--	--

Scott D. Allen, Chief Financial Officer	1,000,000	$0.35	7/31/2018	--	--

Brett Bennett, Vice President of Administration	750,000	$0.35	7/31/2018	--	--

Vern Wilson, Vice President of Operations	750,000	$0.35	7/31/2018	--	--
_____________________________

Compensation of Directors.

                 Director compensation is developed by the Compensation Committee in coordination with management and submitted to the entire board for approval.

                 During our 2009 and 2008 fiscal years, each director who was not one of our salaried officers received a fee for his services as a director of $12,000. In addition, each director who is not one of our salaried officers received a fee of $1,000 per attended meeting. We have also granted to our outside directors Alan Rae and Jean-Baptiste, options to purchase 50,000 common shares each at an exercise price of $1.11 per share. The options vest and first become exercisable over 3 years, including one-third options having vested on March 31, 2008, one-third vesting on March 31, 2009, and one-third vesting on March 31, 2010. The options are subject to early termination in the event the holder ceases to be a director. All of our directors receive reimbursement for out-of-pocket expenses for attending board of directors or committee meetings. There is no additional compensation awarded to those directors who are members of the Audit and Compensation Committees. Any future outside directors may receive an attendance fee for each meeting of the board of directors. From time to time we may also engage certain outside members of the board of directors to perform services on our behalf and we will compensate such persons for the services which they perform.

                 During our 2009 fiscal year, directors who are employees of ReoStar Energy Corporation receive no compensation for services provided in that capacity, but are reimbursed for out-of-pocket expenses in connection with attendance at meetings of our board and its committees.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)

M.O. Rife III	--	--	--

Mark S. Zouvas	--	--	--

Scott D. Allen	--	--	--

Alan Rae	12,000	10,625 (2)	22,625

Jean-Baptiste Heinzer	12,000	10,625 (2)	22,625

Joe Bill Bennett(1)	--	--	--

Brett Bennett	--	--	--
____________________
(1)	Mr. Joe Bill Bennett resigned from our board of directors effective June 9, 2008.

(2)	We granted to each of our outside directors, Alan Rae and Jean-Baptiste, options to purchase 50,000 common shares each at an exercise price of $1.11 per share. At our fiscal years ended March 31, 2009 and March 31, 2008, each such director has outstanding options to purchase 50,000 common shares.

                 The dollar amounts in the column titled Option Awards reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended March 31, 2008, in accordance with FAS 123(R). Assumptions used in the calculation of these amounts are included in Note 7 to our audited financial statements for the fiscal years ended March 31, 2009 and March 31, 2008 included in our annual report on Form 10-K for the year ended March 31, 2009 filed with the SEC on July 14, 2009 and Form 10-KSB/A for the year ended March 31, 2008 filed with the SEC on July 29, 2008.

Equity Compensation Plan Information

                 The following table provides information with respect to our common shares issuable under our equity compensation plans as of March 31, 2009:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options	(b) Weighted average exercise price of outstanding options	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders

None	--	--	--

Equity compensation plans not approved by security holders	2,600,000	$0.38	5,400,000

Total	2,600,000	$0.38	5,400,000

Description of Options Issued to Directors

                 We granted to each of our outside directors Alan Rae and Jean-Baptiste, options to purchase 50,000 common shares each at an exercise price of $1.11 per share. The options vest and become exercisable over 3 years, including one-third options having vested on March 31, 2008, one-third vesting on March 31, 2009, and one-third vesting on March 31, 2010. The options are subject to early termination in the event the holder ceases to be a director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                 The following table sets forth certain information, as of July 29, 2009, regarding the beneficial ownership of our common stock by each person who is known by us to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock, by each of our directors and executive officers, and by all of our directors and executive officers as a group. In reviewing the following table, please keep in mind that the percentage amounts for each reported party are based on 80,353,912 common shares issued and outstanding as of July 29, 2009. The percentage amounts also give effect to the issuance of common shares underlying options and warrants exercisable within sixty (60) days held by the reported party. Unless otherwise indicated, the address for each person is c/o ReoStar Energy Corporation, 3880 Hulen Street, Fort Worth, Texas 76107.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
5% or Greater Stockholders:

JMT Resources Ltd.(1)	15,822,750(1)	19.7%

Benco Operating, Inc.(2)	16,041,750(2)	20.0%

REO Energy Ltd.(2)	22,855,500(2)	28.5%

SG Private Banking (Suisse) SA(3)	8,000,000	10.0%

Directors and Officers

Mark S. Zouvas(1)	15,822,750(1)	19.7%

M.O. Rife III(2)	38,897,250(2)	48.5%

Scott D. Allen	483,333(5)	*

Alan Rae	33,334(4)	*

Jean-Baptiste Heinzer	33,334(4)	*

Brett Bennett	450,000(5)	*
Directors and executive officers as a group (6 persons)	55,720,001	68.8%
_________________
*    Less than 1%

(1)	Mr. Zouvas is a Managing Partner of JMT Resources Ltd. and has voting power and dispositive power with respect to the shares. He also has an ownership interest in the partnership.

(2)	Mr. Rife is a Managing Partner of REO Energy Ltd. and has voting power and dispositive power with respect to the 22,855,500 shares held of record by REO Energy Ltd. He also has an ownership interest in the partnership. Pursuant to a contractual arrangement between Benco Operating and Mr. Rife, Mr. Rife has voting and dispositive power with respect to the 16,041,750 shares held of record by Benco Operating. Mr. Rife disclaims beneficial ownership with respect to the shares held by Benco Operating.

(3)	The deputy Vice President of SG Private Bank has voting power and dispositive power with respect to the shares.

(4)	These shares represent the number of options exercisable pursuant to options granted in connection with service on our board. The options were granted in July 2007, and one-third vested on March 31, 2008, one-third vested on March 31, 2009, and one-third will vest on March 31, 2010, at an exercise price of $1.11.

(5)	These shares represent the number of vested shares issued under employment agreements dated April 1, 2007 and the number of options exercisable pursuant to options granted in connection with the 2008 Long Term Incentive plan. The options were granted in July 2008, and one-third vested on March 31, 2009, one third will vest on March 31, 2010, and one-third will vest on March 31, 2011 at an exercise price of $0.35.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                 Our producing oil and gas properties are operated by related parties. The related party operators are corporations wholly owned by shareholders owning either directly or indirectly more than 20% of the issued and outstanding stock of ReoStar. The operators bill us monthly for our proportionate share of operating expenses for each lease.

                 We typically sell up to 75% working interest in every well we drill in our Barnett Shale project on a turn-key basis. We bill the working interest owners for their proportionate share of the turn-key drilling and completion price. We subcontract the actual drilling of the well to the related party operator who then subcontracts a substantial portion of the drilling and completion activities out to other unrelated third party contractors. The related party operator bills us for the actual cost of drilling and completing the well, which exceeds $1,000,000.

                 Mr. M.O. Rife, III is a related party as a result of his status as a the sole shareholder of Rife Energy Operating, Inc. Rife Energy Operating, Inc. operates our oil and gas producing property located in Wise, Cooke and Montague Counties, Texas. Rife Energy Operating, Inc. charges each well it operates an administrative fee of approximately $840 per month ($10,080 annually) to operate each well. Rife Energy Operating, Inc. also charges each well for the out of pocket costs it incurs in operating each well. Each working interest owner in the well, including ReoStar Energy Corporation, pay their proportionate share of the administrative fee and other operating expenses. Additionally, Rife Energy Operating, Inc. is the subcontractor responsible for drilling the wells in our Barnett Shale project. During the fiscal year ended March 31, 2009, Rife Energy Operating billed ReoStar Energy Corporation approximately $1,850,000 for lease operations expenses and $12,100,000 drilling and completion costs. During the fiscal year ended March 31, 2008, Rife Energy Operating billed ReoStar Energy Corporation approximately $1,500,000 for lease operations expenses and approximately $17,850,000 drilling and completion costs.

                 Mr. M. O. Rife, III is also the sole shareholder of Texas MOR, Inc. Texas MOR, Inc. is the operator of ReoStar Energy Corporation's Corsicana project. Texas MOR, Inc. charges an administrative fee of approximately $4,000 per month to operate the Corsicana project. Texas MOR, Inc. also charges for the out of pocket costs it incurs in operating the project. As a 95% working interest owner in the project, ReoStar Energy bears 95% of the costs charged by Texas MOR, Inc. During the fiscal year ended March 31, 2009, Texas MOR, Inc. billed ReoStar Energy Corporation approximately $1,175,000 for operating expenses associated with the Corsicana field and approximately $1,000,000 drilling and completion costs. During the fiscal year ended March 31, 2008, Texas MOR, Inc. billed ReoStar Energy Corporation approximately $1,090,000 for operating expenses associated with the Corsicana field.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                 Rules adopted by the SEC under Section 16(a) of the Securities Exchange Act of 1934, or the Exchange Act, require our officers and directors, and persons who own more than 10% of the issued and outstanding shares of our equity securities, to file reports of their ownership, and changes in ownership, of such securities with the Securities and Exchange Commission on Forms 3, 4 or 5, as appropriate. Such persons are required by the regulations of the Securities and Exchange Commission to furnish us with copies of all forms they file pursuant to Section 16(a).
                 Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us during our most recent fiscal year, and any written representations provided to us, we believe that Mark S. Zouvas, Scott D. Allen, Brett Bennett, Joe Bill Bennett, M. O. Rife, III, Alan Rae, Vern Wilson, and Jean-Baptiste Heinzer each failed to timely file their respective Form 3. Each of the aforementioned persons filed his respective Form 3 on July 28, 2008, which form also sets forth his respective beneficial ownership information as of the date of the filing.

CODE OF ETHICS

                 Our board has adopted a code of ethics and has made the code of ethics available on our website at www.reostarenergy.com.

OTHER BUSINESS

                 We know of no business that will be presented for consideration at the Annual Meeting other than that described in this proxy statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by our board will be voted according to the judgment of the person or persons voting the proxies.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

                 Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the company's Proxy Statement or Annual Report to Stockholders may have been sent to multiple stockholders in each household. The company will promptly deliver a separate copy of either document to any stockholder upon written or oral request to Investor Relations, ReoStar Energy Corporation, 3880 Hulen Street, Fort Worth, Texas 76107; telephone: (817) 989-7367. Any stockholder who wants to receive separate copies of our Proxy Statement or Annual Report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder's bank, broker, or other nominee record holder, or the stockholder may contact the Company at the above address and phone number.

PROPOSALS FOR THE NEXT ANNUAL MEETING

                 We must receive proposals of stockholders intended to be presented at our next annual meeting prior to April 23, 2010, to be considered for inclusion in our proxy statement relating to that meeting. Our board of directors will review any proposals from eligible stockholders that it receives by that date and will make a determination whether any such proposals will be included in our proxy materials. Any proposal received after April 23, 2010, shall be considered untimely and shall not be made a part of our proxy materials.

                 A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must also notify us no later than July 7, 2010. If a stockholder fails to give notice on or before July 7, 2010, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will have discretionary authority to vote on the proposal.

ANNUAL REPORT

                 We will mail with this proxy statement a copy of our annual report on Form 10-K to each stockholder of record as of August 21, 2009. If a stockholder requires an additional copy of our annual report, we will provide one, without charge, upon the written request of any such stockholder addressed to us at our corporate headquarters at 3880 Hulen Street, Fort Worth, Texas 76107, attention Investor Relations.
BY ORDER OF THE BOARD OF DIRECTORS Mark S. Zouvas, Chief Executive Officer

August 21, 2009
Fort Worth, Texas

APPENDIX A
APPENDIX A

ReoStar Energy Corporation

2008 Long-Term Incentive Plan

                1.             Purpose. The purpose of this Plan is to assist the Company and its Related Entities in attracting, motivating, retaining and rewarding high-quality Employees, officers, Directors and Consultants by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's shareholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Plan Administrator.

                2.             Definitions. For purposes of the Plan, the following terms shall be defined as set forth below.

                                (a)            "Applicable Laws" means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules and regulations of any stock exchange upon which the Common Stock is listed and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

                                (b)            "Award" means any award granted pursuant to the terms of this Plan, including an Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

                                (c)            "Award Agreement" means the written agreement evidencing an Award granted under the Plan.

                                (d)            "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Plan Administrator to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

                                (e)            "Beneficial Owner", "Beneficially Owning" and "Beneficial Ownership" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

                                (f)            "Board" means the Company's Board of Directors.

1

APPENDIX A

                                (g)            "Cause" shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, "Cause" shall have the equivalent meaning or the same meaning as "cause" or "for cause" set forth in any employment, consulting, change in control or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform his or her duties as assigned by the Company (or a Related Entity) in a reasonable manner, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company (or a Related Entity), if any, (iii) any violation or breach by the Participant of his or her confidential information and invention assignment, non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, if any, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), (v) any material violation or breach by the Participant of the Company's or a Related Entity's policy for employee conduct, if any, (vi) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant's work performance, or (vii) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Plan Administrator of whether the Participant's Continuous Service was terminated by the Company for "Cause" shall be final and binding for all purposes hereunder.

                                (h)            "Change in Control" means and shall be deemed to have occurred on the earliest of the following dates:

                                                (i) the date on which any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), obtains "beneficial ownership" (as defined in Rule 13d-3 of the Exchange Act) or a pecuniary interest in fifty percent (50%) or more of the Voting Stock;

                                                (ii) the consummation of a merger, consolidation, reorganization or similar transaction other than a transaction: (1) (a) in which substantially all of the holders of Company's Voting Stock hold or receive directly or indirectly fifty percent (50%) or more of the voting stock of the resulting entity or a parent company thereof, in substantially the same proportions as their ownership of the Company immediately prior to the transaction; or (2) in which the holders of Company's capital stock immediately before such transaction will, immediately after such transaction, hold as a group on a fully diluted basis the ability to elect at least a majority of the directors of the surviving corporation (or a parent company);

                                                (iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an entity, fifty percent (50%) or more of the combined voting power of the voting securities of which are owned by the shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, lease, license or other disposition;

                                                (iv) individuals who, on the date this Plan is adopted by the Board, are Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the

2

APPENDIX A

Directors; provided, however, that if the appointment or election (or nomination for election) of any new Director was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

                For purposes of determining whether a Change in Control has occurred, a transaction includes all transactions in a series of related transactions, and terms used in this definition but not defined are used as defined in the Plan. The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

                Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).

                                (i)            "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

                                (j)            "Committee" means a committee designated by the Board to administer the Plan with respect to at least a group of Employees, Directors or Consultants.

                                (k)            "Company" means ReoStar Energy Corporation, a Nevada corporation.

                                (l)            "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

                                (m)            "Continuous Service" means uninterrupted provision of services to the Company or any Related Entity in the capacity as either an officer, Employee, Director or Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in the capacity as either an officer, Employee, Director or Consultant or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in the capacity as either an officer, Employee, Director, Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

                                (n)            "Corporate Transaction" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

                                                (i) a sale, lease, exclusive license or other disposition of a substantial portion of the consolidated assets of the Company and its Subsidiaries, as determined by the Plan Administrator, in its discretion;

3

APPENDIX A

                                                (ii) a sale or other disposition of more than twenty percent (20%) of the outstanding securities of the Company; or

                                                (iii) a merger, consolidation, reorganization or similar transaction, whether or not the Company is the surviving corporation.

                                 (o)            "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 7(d) of the Plan.

                                (p)            "Director" means a member of the Board or the board of directors of any Related Entity.

                                (q)            "Disability" means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Plan Administrator.

                                (r)            "Dividend Equivalent" means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares or other periodic payments.

                                (s)            "Effective Date" means the effective date of this Plan, which shall be the date this Plan is adopted by the Board, subject to the approval of the shareholders of the Company.

                                (t)            "Eligible Person" means each officer, Director, Employee or Consultant. The foregoing notwithstanding, only employees of the Company, any Parent or any Subsidiary shall be Eligible Persons for purposes of receiving Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

                                (u)            "Employee" means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

                                (v)            "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

                                (w)            "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

                                (x)            "Fair Market Value" means the fair market value of Shares, Awards or other property as determined by the Plan Administrator, or under procedures established by the Plan Administrator. Unless otherwise determined by the Plan Administrator, the Fair Market Value of Shares as of any given date, after which the Shares are publicly traded on a stock exchange or market, shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

4

APPENDIX A

                                (y)            "Good Reason" shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, "Good Reason" shall have the equivalent meaning (or the same meaning as "good reason" or "for good reason") set forth in any employment, consulting, change in control or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such definition in such agreement(s), such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company (or a Related Entity) or any other action by the Company (or a Related Entity) which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (ii) any failure by the Company (or a Related Entity) to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (iii) the Company's (or Related Entity's) requiring the Participant to be based at any office or location more than fifty (50) miles from the location of employment as of the date of Award, except for travel reasonably required in the performance of the Participant's responsibilities; (iv) any purported termination by the Company (or a Related Entity) of the Participant's Continuous Service otherwise than for Cause, as defined in Section (g)2(g), death, or by reason of the Participant's Disability as defined in Section 2(q); or (v) any reduction in the Participant's base salary (unless such reduction is part of Company-wide reduction that affects a majority of the persons of comparable level to the Participant).

                                (z)            "Incentive Stock Option" means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

                                (aa)          "Non-Employee Director" means a Director of the Company who is not an Employee.

                                (bb)          "Non-Qualified Stock Option" means any Option that is not intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

                                (cc)          "Option" means a right, granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

                                (dd)          "Other Stock-Based Awards" means Awards granted to a Participant pursuant to Section 6(h) hereof.

                                (ee)          "Parent" means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing fifty percent (50%) or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

5

APPENDIX A

                                (ff)          "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

                                (gg)         "Performance Award" means a right, granted to an Eligible Person under Sections 6(h) hereof, to receive Awards based upon performance criteria specified by the Plan Administrator.

                                (hh)         "Performance Period" means that period established by the Plan Administrator at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Plan Administrator with respect to such Award are to be measured.

                                 (ii)          "Person" has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 12(d) thereof.

                                 (jj)          "Plan" means this ReoStar Energy Corporation 2007 Long-Term Incentive Plan, as amended and restated.

                                (kk)         "Plan Administrator" means the Board or any Committee delegated by the Board to administer the Plan. There may be different Plan Administrators with respect to different groups of Eligible Persons.

                                 (ll)          "Related Entity" means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity designated by the Plan Administrator in which the Company, a Parent or a Subsidiary, directly or indirectly, holds a substantial ownership interest.

                                (mm)        "Restricted Stock" means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions, including a risk of forfeiture.

                                (nn)         "Rule 16b-3" and "Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

                                (oo)         "Share" means a share of the Company's Common Stock, and the share of such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.

                                (pp)        "Stock" means the Company's Common Stock, and such other securities as may be substituted (or resubstituted) for the Company's Common Stock pursuant to Section 10(c) hereof.

                                (qq)        "Stock Appreciation Right" means a right granted to a Participant pursuant to Section 6(c) hereof.

                                (rr)          "Stock Unit" means a right, granted to a Participant pursuant to Section 6(e) hereof, to receive Shares, cash or a combination thereof at the end of a specified period of time.

6

APPENDIX A

                                (ss)          "Subsidiary" means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                (tt)          "Voting Stock" means the stock of the Company with a right to vote for the election of Directors.

                3.             Administration.

                                (a)           Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c). The Board and/or Committee(s) administering the Plan shall be the Plan Administrator.

                                (b)           Powers of the Plan Administrator. The Plan Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                                                (i) To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares or cash pursuant to an Award; and the number of Shares or amount of cash with respect to which an Award shall be granted to each such person.

                                                (ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Plan Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                                                (iii) To amend the Plan or an Award as provided in Section 10(e).

                                                (iv) To terminate or suspend the Plan as provided in Section 10(e).

                                                (v) To adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

                                                (vi) Generally, to exercise such powers and to perform such acts as the Plan Administrator deems necessary or appropriate to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

                                (c)           Delegation to Committee.

                                                (i) General. The Board may delegate administration of the Plan to a Committee or Committees of more members of the Board, and the term "Committee" shall apply

7

APPENDIX A

to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, to the extent delegated by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

                                                (ii) Section 162(m) and Rule 16b-3 Compliance. In the discretion of the Board, the Committee may consist solely of two or more "Outside Directors", in accordance with Section 162(m) of the Code, and/or solely of two or more "Non-Employee Directors", in accordance with Rule 16b-3. In addition, the Plan Administrator may delegate to a committee of two or more members of the Board the authority to grant Awards to Eligible Persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (c) not then subject to Section 16 of the Exchange Act.

                                (d)            Effect of Plan Administrator's Decision. All determinations, interpretations and constructions made by the Plan Administrator shall be made in good faith and shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

                                (e)            Arbitration. Any dispute or claim concerning any Award granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services, Inc. ("JAMS") in the nearest city in which JAMS conducts business to the city in which the Participant is employed by the Company. The Company shall pay all arbitration fees. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys' fees and costs. By accepting an Award, the Participant and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

                                (f)            Limitation of Liability. The Board and any Committee(s), and each member thereof, who act as the Plan Administrator, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company's independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Board and any Committee(s), and any officer or Employee acting at the direction or on behalf of the Board and any Committee(s), shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

                4.             Shares Issuable Under the Plan.

                                (a)            Number of Shares Available for Issuance Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for issuance in connection with Awards shall be Eight Million (8,000,000) Shares. Any Shares

8

APPENDIX A

issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

                                (b)           Availability of Shares Not Issued pursuant to Awards.

                                                (i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be available for Awards under the Plan, subject to Section 4(b)(iv) below.

                                                (ii) If any Shares issued pursuant to an Award are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the Shares forfeited or repurchased shall revert to and become available for issuance under the Plan, subject to Section 4(b)(iv) below.

                                                (iii) In the event that any Option or other Award granted hereunder is exercised through the withholding of Shares from the Award by the Company or withholding tax liabilities arising from such Option or other Award are satisfied by the withholding of Shares from the Award by the Company, then only the number of Shares issued net of the Shares withheld shall be counted as issued for purposes of determining the maximum number of Shares available for grant under the Plan, subject to Section 4(b)(iv) below.

                                                (iv) Notwithstanding anything in this Section 4(b) to the contrary, solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options, the maximum aggregate number of Shares that may be granted under this Plan through Incentive Stock Options shall be determined without regard to any Shares restored pursuant to this Section 4(b) that, if taken into account, would cause the Plan, for purposes of the grant of Incentive Stock Options, to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.

                                (c)           Application of Limitations. The limitation contained in this Section 4 shall apply not only to Awards that are settled by the delivery of Shares but also to Awards relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights). The Plan Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and may make adjustments if the number of Shares actually delivered differs from the number of shares previously counted in connection with an Award.

                5.           Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons.

                In any one calendar year, an Eligible Person may not be granted Options or Stock Appreciation Rights under which more than [__________] Shares could be received by the Participant, subject to adjustment as provided in Section 10(c). In any one calendar year, an Eligible Person may not be granted Awards subject to vesting based on the performance objectives of Section 7 under which more than [__________] Shares could be received by the

9

APPENDIX A

Participant in any one calendar year, subject to adjustment as provided in Section 10(c). In addition, the maximum dollar value payable in cash to any one Participant with respect to Performance Awards vesting based on the performance objectives of Section 7 is [$__________] per calendar year.

                6.             Terms of Awards.

                                (a)           General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Plan Administrator may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Plan Administrator shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant's Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The Plan Administrator shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.

                                (b)            Options. The Plan Administrator is authorized to grant Options to any Eligible Person on the following terms and conditions:

                                                (i) Stock Option Agreement. Each grant of an Option shall be evidenced by an Award Agreement. Such Award Agreement shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Plan Administrator deems appropriate for inclusion in the Award Agreement. The provisions of the various Award Agreements entered into under the Plan need not be identical.

                                                (ii) Number of Shares. The Plan Administrator shall determine and each Award Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 10(c) hereof. The Award Agreement shall also specify whether the Stock Option is an Incentive Stock Option or a Non-Qualified Stock Option.

                                                (iii) Exercise Price.

                                                                (A) In General. The Plan Administrator shall determine and each Award Agreement shall state the price at which Shares subject to the Option may be purchased (the "Exercise Price"), which shall be not less than 100% of the Fair Market Value of the Stock on the date of grant.

                                                                (B) Ten Percent Shareholder. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent or Subsidiary, any Incentive Stock Option granted to such Employee must have an exercise price per Share of at least 110% of the Fair Market Value of a Share on the date of grant.

                                                (iv) Time and Method of Exercise. The Plan Administrator shall determine the time or times at which or the circumstances under which an Option may be

10

APPENDIX A

exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including, in the discretion of the Plan Administrator, a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, net exercise, other Awards or awards granted under other plans of the Company or a Related Entity, other property (including notes or other contractual obligations of Participants to make payment on a deferred basis) or any other form of consideration legally permissible, and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

                                                (v)           Termination of Service. Subject to earlier termination of the Option as otherwise provided in the Plan and unless otherwise provided by the Plan Administrator with respect to an Option and set forth in the Award Agreement, an Option shall be exercisable after a Participant's termination of Continuous Service only during the applicable time period determined in accordance with this Section and thereafter shall terminate and no longer be exercisable:

                                                                (A) Death or Disability. If the Participant's Continuous Service terminates because of the death or Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant's Continuous Service terminated, may be exercised by the Participant (or the Participant's legal representative or estate) at any time prior to the expiration of twelve (12) months (or such other period of time as determined by the Plan Administrator, in its discretion) after the date on which the Participant's Continuous Service terminated, but in any event only with respect to the vested portion of the Option and no later than the date of expiration of the Option's term as set forth in the Award Agreement evidencing such Option (the "Option Expiration Date").

                                                                (B) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant's Continuous Service is terminated for Cause, the Option shall terminate and cease to be exercisable immediately upon such termination of Continuous Service.

                                                                (C) Other Termination of Service. If the Participant's Continuous Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant's Continuous Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such longer period of time as determined by the Plan Administrator, in its discretion) after the date on which the Participant's Continuous Service terminated, but in any event only with respect to the vested portion of the Option and no later than the Option Expiration Date.

                                                                (D) Notwithstanding the foregoing, if the Participant's Continuous Service terminates as provided in Sections 6(b)(v)(A) or 6(b)(v)(C), and the Participant is precluded either by federal or state securities laws from either (x) receiving the Shares upon the exercise of the Participant's Option or (y) selling the Shares received upon the exercise of the Participant's Option, so that the Participant has less than thirty (30) days during the period from the termination of Participant's Continuous Service to the expiration date of the

11

APPENDIX A

Option in which the Participant would be permitted under federal or state securities laws to either exercise the Option and receive the Shares or to sell the Shares received upon the exercise of the Option, then the period for exercising this Option following the termination of Participant's Continuous Service shall automatically be extended so that the Participant has a period of thirty (30) days in which to exercise the Participant's Option measured from the date the Company may legally issue the Shares subject to the Option to Participant and the Participant may legally sell such Shares. In no event shall the Option be exercisable after the maximum term provided for the Option. The determination of whether the Company is precluded by federal or state securities laws from issuing the Shares upon the exercise of the Option or the Participant is precluded from selling the Shares subject to the Option by federal or state securities laws shall be made by the Plan Administrator and such determination shall be final, binding and conclusive.

                                                (vi) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. If and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

                                                                (1) The Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent or Subsidiary and the Incentive Stock Option is granted to such Participant, the Incentive Stock Option shall not be exercisable (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

                                                                (2) If the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company, its Parent or any Subsidiary are exercisable for the first time by a Participant during any calendar year in excess of $100,000, then such Participant's Incentive Stock Option(s) or portions thereof that exceed such $100,000 limit shall be treated as Non-Qualified Stock Options (in the reverse order in which they were granted, so that the last Incentive Stock Option will be the first treated as a Non-Qualified Stock Option). This paragraph shall only apply to the extent such limitation is applicable under the Code at the time of the grant.

                                (c)           Stock Appreciation Rights. The Plan Administrator is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

                                                (i) Agreement. Each grant of a Stock Appreciation Right shall be evidenced by an Award Agreement. Such Award Agreement shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Plan Administrator deems appropriate for inclusion in the Award Agreement. The provisions of the various Award Agreements entered into under the Plan need not be identical.

                                                (ii) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the

12

APPENDIX A

Fair Market Value of one share of stock on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Plan Administrator.

                                                (iii) Other Terms. The Plan Administrator shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the form of payment upon exercise of Shares, cash or other property, the method of exercise, method of settlement, form of consideration payable in settlement (either cash, Shares or other property), method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right. Stock Appreciation Rights may be either freestanding or in tandem with other Awards. Notwithstanding any other provision of the Plan, unless otherwise exempt from Section 409A of the Code or otherwise specifically determined by the Plan Administrator, each Stock Appreciation Right shall be structured to avoid the imposition of any excise tax under Section 409A of the Code.

                                (d)           Restricted Stock. The Plan Administrator is authorized to grant Restricted Stock to any Eligible Person on the following terms and conditions:

                                                (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Plan Administrator may impose, or as otherwise provided in this Plan. The terms of any Restricted Stock granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Plan Administrator and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Plan Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Plan Administrator). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

                                                (ii) Forfeiture. Except as otherwise determined by the Plan Administrator, upon termination of a Participant's Continuous Service during the applicable restriction period, the Participant's Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited to or reacquired by the Company; provided that the Plan Administrator may provide, by rule or regulation or in any Award Agreement or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.

13

APPENDIX A

                                                (iii) Certificates for Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Plan Administrator shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Plan Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, that the certificates be kept with an escrow agent and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

                                                (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Plan Administrator may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Plan Administrator, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property has been distributed.

                                (e)            Stock Units. The Plan Administrator is authorized to grant Stock Units to Participants, which are rights to receive Shares, cash or other property, or a combination thereof at the end of a specified time period, subject to the following terms and conditions:

                                                (i) Award and Restrictions. Satisfaction of an Award of Stock Units shall occur upon expiration of the time period specified for such Stock Units by the Plan Administrator (or, if permitted by the Plan Administrator, as elected by the Participant). In addition, Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Plan Administrator may impose, if any, which restrictions may lapse at the expiration of the time period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Plan Administrator may determine. The terms of an Award of Stock Units shall be set forth in a written Award Agreement which shall contain provisions determined by the Plan Administrator and not inconsistent with the Plan. Stock Units may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of Shares covered by the Stock Units, or a combination thereof, as determined by the Plan Administrator at the date of grant or thereafter. Prior to satisfaction of an Award of Stock Units, an Award of Stock Units carries no voting or dividend or other rights associated with share ownership. Notwithstanding any other provision of the Plan, unless otherwise exempt from Section 409A of the Code or otherwise specifically determined by the Plan Administrator, each Stock Unit shall be structured to avoid the imposition of any excise tax under Section 409A of the Code.

                                                (ii) Forfeiture. Except as otherwise determined by the Plan Administrator, upon termination of a Participant's Continuous Service during the applicable time period thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Stock Units), the Participant's Stock Units (other than those Stock Units subject to deferral at the election of the Participant) shall be forfeited; provided that the Plan Administrator may provide, by rule or regulation or in any Award Agreement or may determine in any individual case, that restrictions or forfeiture conditions relating to Stock Units shall be

14

APPENDIX A

waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part the forfeiture of Stock Units.

                                                (iii) Dividend Equivalents. Unless otherwise determined by the Plan Administrator at date of grant, any Dividend Equivalents that are granted with respect to any Award of Stock Units shall be either (A) paid with respect to such Stock Units at the dividend payment date in cash or in Shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends or (B) deferred with respect to such Stock Units and the amount or value thereof automatically deemed reinvested in additional Stock Units, other Awards or other investment vehicles, as the Plan Administrator shall determine or permit the Participant to elect.

                                (f)            Bonus Stock and Awards in Lieu of Obligations. The Plan Administrator is authorized to grant Shares as a bonus or to grant Shares or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Plan Administrator to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Plan Administrator.

                                (g)            Dividend Equivalents. The Plan Administrator is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The terms of an Award of Dividend Equivalents shall be set forth in a written Award Agreement which shall contain provisions determined by the Plan Administrator and not inconsistent with the Plan. The Plan Administrator may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Plan Administrator may specify. Notwithstanding any other provision of the Plan, unless otherwise exempt from Section 409A of the Code or otherwise specifically determined by the Plan Administrator, each Dividend Equivalent shall be structured to avoid the imposition of any excise tax under Section 409A of the Code.

                                (h)            Performance Awards. The Plan Administrator is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, other property, or other Awards, on terms and conditions established by the Plan Administrator, including Awards subject to the provisions of Section 7, if and to the extent that the Plan Administrator shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Plan Administrator upon the grant of each Performance Award. Except as provided in this Plan or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Plan Administrator and may be based upon the criteria set forth in Section 7(b), or in the case of an Award that the Plan Administrator determines shall not be subject to Section 7 hereof, any other criteria that the Plan Administrator, in its sole discretion, shall determine should be

15

APPENDIX A

used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Plan Administrator. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Plan Administrator, on a deferred basis.

                                (i)            Other Stock-Based Awards. The Plan Administrator is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Plan Administrator to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Plan Administrator, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Related Entities or business units. The Plan Administrator shall determine the terms and conditions of such Awards. The terms of any Award pursuant to this Section shall be set forth in a written Award Agreement which shall contain provisions determined by the Plan Administrator and not inconsistent with the Plan. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Plan Administrator shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h). Notwithstanding any other provision of the Plan, unless otherwise exempt from Section 409A of the Code or otherwise specifically determined by the Plan Administrator, each such Award shall be structured to avoid the imposition of any excise tax under Section 409A of the Code.

                7.             Tax Qualified Performance Awards.

                                (a)            Covered Employees. A Committee, composed in compliance with the requirements of Section 162(m) of the Code, in its discretion, may determine at the time an Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, that the provisions of this Section 7 shall be applicable to such Award.

                                (b)            Performance Criteria. If an Award is subject to this Section 7, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or gross margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings;
|

16

APPENDIX A

earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; and (13) debt reduction. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of companies that are comparable to the Company. The Committee shall exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or (iii) a change in accounting standards required by generally accepted accounting principles.

                                (c)           Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a Performance Period, as specified by the Committee. Performance goals shall be established not later than ninety (90) days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code.

                                (d)           Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 7, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 7. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

                                (e)           Committee Certification. Within a reasonable period of time after the performance criteria have been satisfied, to the extent necessary to qualify the payments as "performance based compensation" under Section 162(m) of the Code, the Committee shall certify, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied.

                8.             Certain Provisions Applicable to Awards or Sales.

                                (a)           Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Plan Administrator, be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity or any business entity to be acquired by the Company or a Related Entity or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or

17

APPENDIX A

exchange for another Award or award, the Plan Administrator shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity.

                                (b)           Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Plan Administrator shall determine, including, without limitation, cash, other Awards or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Plan Administrator or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Plan Administrator (subject to Section 10(g) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Plan Administrator. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

                                (c)           Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b).

                                (d)           Code Section 409A. If and to the extent that the Plan Administrator believes that any Awards may constitute a "nonqualified deferred compensation plan" under Section 409A of the Code, the terms and conditions set forth in the Award Agreement for that Award shall be drafted in a manner that is intended to comply with, and shall be interpreted in a manner consistent with, the applicable requirements of Section 409A of the Code, unless otherwise agreed to in writing by the Participant and the Company.

                9.             Change in Control; Corporate Transaction.

                                (a)           Change in Control.

                                                (i) The Plan Administrator may, in its discretion, accelerate the vesting, exercisability, lapsing of restrictions or expiration of deferral of any Award, including upon a Change in Control. In addition, the Plan Administrator may provide in an Award Agreement that the performance goals relating to any Award will be deemed to have been met upon the occurrence of any Change in Control.

18

APPENDIX A

                                                (ii) In addition to the terms of Sections 9(a)(i) above, the effect of a "change in control," may be provided (1) in an employment, compensation or severance agreement, if any, between the Company or any Related Entity and the Participant, relating to the Participant's employment, compensation or severance with or from the Company or such Related Entity or (2) in the Award Agreement.

                                (b)            Corporate Transactions. In the event of a Corporate Transaction, any surviving entity or acquiring entity (together, the "Successor Entity") may either (i) assume any or all Awards outstanding under the Plan; (ii) continue any or all Awards outstanding under the Plan; or (iii) substitute similar stock awards for outstanding Awards (it being understood that similar awards include, but are not limited to, awards to acquire the same consideration paid to the shareholders or the Company, as the case may be, pursuant to the Corporate Transaction); provided that if the Corporate Transaction is not a Change in Control, each outstanding Award shall be either assumed, continued or substituted pursuant to the terms of this Section. In the event that the Successor Entity does not assume or continue any or all such outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have been not assumed, continued or substituted, such Awards shall terminate if not exercised (if applicable) at or prior to such effective time (contingent upon the effectiveness of the Corporate Transaction).

                                In the event that the Successor Entity in a Corporate Transaction refuses to assume, continue or substitute for an Award, then the Award shall fully vest and be exercisable (if applicable) as to all of the Shares subject to such Award, including Shares as to which such Award would not otherwise be vested or, if applicable, exercisable. If an Award becomes fully vested and, if applicable, exercisable in lieu of assumption, continuation or substitution in the event of a Corporate Transaction, the Plan Administrator shall notify the Participant in writing or electronically at least five (5) business days prior to the effective time of the Corporate Transaction that the Award shall be fully vested and, if applicable, exercisable immediately prior to and contingent upon the effective time of the Corporate Transaction. For the purposes of this Section, an Award shall be considered assumed or substituted if, following the Corporate Transaction, the assumed or substituted award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Corporate Transaction, the consideration (whether stock, cash, or other securities or property) received in the Corporate Transaction by holders of Stock for each Share held on the effective time of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Corporate Transaction is not solely common stock of the Successor Entity, the Plan Administrator may, with the consent of the Successor Entity, provide for the consideration to be received from the Award (of, if applicable, upon the exercise of the Award), for each Share subject to the Award, to be solely common stock of the Successor Entity equal in fair market value to the per share consideration received by holders of common stock in the Corporate Transaction. An Award shall be considered continued if the Award continues in accordance with its terms and continues to be for same number of Shares as prior to the Corporate Transaction. The Plan Administrator, in its sole discretion, shall determine whether each Award has been assumed, continued, substituted or terminated pursuant to the terms of this Section.

                                The Plan Administrator, in its discretion and without the consent of any Participant, may (but is not obligated to) either (i) accelerate the vesting of any Awards

19

APPENDIX A

(determined on an Award by Award basis), including permitting the lapse of any repurchase rights held by the Company (and, if applicable, the time at which such Awards may be exercised), in full or as to some percentage of the Award, to a date prior to the effective time of such Corporate Transaction as the Plan Administrator shall determine (contingent upon the effectiveness of the Corporate Transaction) or (ii) provide for a cash payment in exchange for the termination of an Award or any portion thereof where such cash payment is equal to the Fair Market Value of the Shares that the Participant would receive if the Award were fully vested and exercised (if applicable) as of such date (less any applicable exercise price).

                                Notwithstanding any other provision in this Plan to the contrary, with respect to Restricted Stock and any other Award granted under the Plan with respect to which the Company has any reacquisition or repurchase rights, the reacquisition or repurchase rights for such Awards may be assigned by the Company to the successor of the Company (or the successor's parent company) in connection with such Corporate Transaction. In the event any such rights are not continued or assigned to the Successor Entity, then such rights shall lapse and the Award shall be fully vested as of the effective time of the Corporate Transaction. In addition, the Plan Administrator, in its discretion, may (but is not obligated to) provide that any reacquisition or repurchase rights held by the Company with respect to any such Awards (determined on an Award by Award basis) shall lapse in whole or in part (contingent upon the effectiveness of the Corporate Transaction).

                                (c)           Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to the completion of such dissolution or liquidation, and Shares subject to the Company's repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such stock is still in Continuous Service.

                10.           General Provisions.

                                (a)            Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Plan Administrator, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted or compliance with any other obligation of the Company, as the Plan Administrator may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Shares or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the ninetieth (90th) day preceding the Change in Control.

20

APPENDIX A

                                (b)           Limits on Transferability; Beneficiaries.

                                                (i) General. Except as provided in the Award Agreement, a Participant may not assign, sell, transfer or otherwise encumber or subject to any lien any Award or other right or interest granted under this Plan, in whole or in part, other than by will or by operation of the laws of descent and distribution, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative.

                                                (ii) Permitted Transfer of Option. The Plan Administrator, in its sole discretion, may permit the transfer of an Option (but not an Incentive Stock Option or any other right to purchase Shares other than an Option) as follows: (A) by gift to a member of the Participant's Immediate Family or (B) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Participant. For purposes of this Section 10(b)(ii), "Immediate Family" shall mean the Participant's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships. If a determination is made by counsel for the Company that the restrictions contained in this Section 10(b)(ii) are not required by applicable federal or state securities laws under the circumstances, then the Plan Administrator, in its sole discretion, may permit the transfer of Awards (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) to one or more Beneficiaries or other transferees during the lifetime of the Participant, which may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent permitted by the Plan Administrator pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Plan Administrator may impose thereon, and further subject to any prohibitions and restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Plan Administrator, and to any additional terms and conditions deemed necessary or appropriate by the Plan Administrator.

                                (c)           Adjustments.

                                                (i) In the event that any Stock dividend, forward or reverse split, merger, consolidation, combination or other similar corporate transaction or event affects the Stock, then the Plan Administrator shall substitute, exchange, or adjust any or all of the following in a manner that precludes the enlargement or dilution of rights and benefits under such Awards in comparison to the securities underlying each such Award: (A) the number and kind of Shares reserved for issuance in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Plan Administrator determines to be appropriate.

21

APPENDIX A

                                                (ii) In the event that a dividend or other distribution in the form of cash or other property (but excluding a dividend paid in Stock), recapitalization, reorganization, spin-off, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Plan Administrator to be appropriate, then the Plan Administrator shall, in such manner as the Plan Administrator may deem equitable, substitute, exchange, or adjust any or all of (A) the number and kind of Shares reserved for issuance in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Plan Administrator determines to be appropriate

                                                (iii) Other Adjustments. The Plan Administrator (which shall be a Committee to the extent such authority is required to be exercised by a Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards subject to performance goals) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Plan Administrator's assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights or Performance Awards granted to Participants designated by the Plan Administrator as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

                                (d)           Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Plan Administrator may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Plan Administrator.

                                (e)           Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan, without the consent of shareholders or Participants. Any amendment or alteration to the Plan shall be subject to the approval of the Company's shareholders if such shareholder approval is

22

APPENDIX A

deemed necessary and advisable by the Board. However, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuance or termination of the Plan may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Plan Administrator may waive any conditions or rights under or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such action may materially and adversely affect the rights of such Participant under such Award.

                                (f)           Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person's or Participant's Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

                                (g)           Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligations to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Plan Administrator may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Plan Administrator otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Plan Administrator may specify and in accordance with applicable law.

                                (h)           Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Plan Administrator to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

                                (i)           Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Plan Administrator shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                                (j)           Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Nevada without giving effect to principles of conflicts of laws, and applicable federal law.

23

APPENDIX A

                                (k)           Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within twelve (12) months of its adoption by the Board by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable Nasdaq requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event shareholder approval is not obtained. The Plan shall terminate no later than ten (10) years from the date of the later of (x) the Effective Date and (y) the date an increase in the number of shares reserved for issuance under the Plan is approved by the Board (so long as such increase is also approved by the shareholders).

24

APPENDIX B
APPENDIX B

REOSTAR ENERGY CORPORATION

2008 LONG-TERM INCENTIVE PLAN
STOCK OPTION AGREEMENT

                1.             Grant of Option. The Administrator of the Company hereby grants to the Optionee named in the Notice of Stock Option Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 10(e) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Stock Option Agreement (the "Option Agreement") or the Notice of Stock Option Grant, the terms and conditions of the Plan shall prevail.

                                If designated in the Notice of Stock Option Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that the Option exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

                2.             Exercise of Option.

                                (a)           Right to Exercise. This Option shall be exercisable during its term to the extent vested pursuant to the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement.

                                (b)           Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company.

                                The Option shall be deemed exercised when the Company receives (i) written or electronic notice of exercise (in accordance with this Option Agreement) from the Optionee (or other person entitled to exercise the Option), (ii) full payment for the Shares with respect to which the Option is exercised, (iii) payment of any required tax withholding; and (iv) any other documents required by this Option Agreement or the Exercise Notice. Full payment may consist of any consideration and method of payment permitted by this Option Agreement. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee and permitted under applicable law, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 10(c) of the Plan.

1

APPENDIX B

Exercise of this Option in any manner shall result in a decrease in the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

                                (c)           Legal Compliance. No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company.

                                (d)          Vesting Acceleration. If, within twenty-four (24) months after the consummation of a Change in Control, either (a) the Optionee's Continuous Service is terminated by the Company without Cause or (b) the Optionee terminates Optionee's Continuous Service for Good Reason, then this Option shall vest on an accelerated basis so that this Option is fully vested and exercisable as of the date of such termination.

                3.            Term. Optionee may not exercise the Option before the commencement of its term or after its term expires. During the term of the Option, Optionee may only exercise the Option to the extent vested. The term of the Option commences on the Date of Grant and expires upon the earliest of the following:

                                (a)          With respect to the unvested portion of the Option, upon termination of Optionee's continuous service as a Service Provider;

                                (b)          With respect to the vested portion of the Option, except as otherwise provided in this Section 3, ninety (90) days after the termination of Optionee's continuous service as a Service Provider;

                                (c)          With respect to the vested portion of the Option, immediately upon the termination of Optionee's continuous service as a Service Provider for "cause," as determined by the Administrator, in its sole discretion;

                                (d)          With respect to the vested portion of the Option, twelve (12) months after the termination of Optionee's continuous service as a Service Provider due to Optionee's Disability or death;

                                (e)           Immediately prior to the close of certain Corporate Transactions, pursuant to Section 9 of the Plan;

                                (f)           With respect to the vested portion of the Option, six (6) months after the termination of Optionee's continuous service as a Service Provider for any reason other than Optionee's Disability, death or termination for cause that occurs after the close of a Change in Control; or

                                (g)           The day before the tenth (10th) anniversary of the Date of Grant.

                                Notwithstanding the foregoing, if the Optionee's Continuous Service terminates as provided in this Section 3, excluding any termination under Sections 3(c) or 3(e), and the Optionee

2

APPENDIX B

is precluded either by federal or state securities laws from either (x) receiving the Shares upon the exercise of the Optionee's Option or (y) selling the Shares received upon the exercise of the Optionee's Option, so that the Optionee has less than thirty (30) days during the period from the termination of Optionee's Continuous Service to the expiration date of the Option in which the Optionee would be permitted under federal or state securities laws to either exercise the Option and receive the Shares or to sell the Shares received upon the exercise of the Option, then the period for exercising this Option following the termination of Optionee's Continuous Service shall automatically be extended so that the Optionee has a period of thirty (30) days in which to exercise the Optionee's Option measured from the date the Company may legally issue the Shares subject to the Option to Optionee and the Optionee may legally sell such Shares. In no event shall the Option be exercisable after the maximum term provided for the Option. The determination of whether the Company is precluded by federal or state securities laws from issuing the Shares upon the exercise of the Option or the Optionee is precluded from selling the Shares subject to the Option by federal or state securities laws shall be made by the Plan Administrator and such determination shall be final, binding and conclusive.

                4.            Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

                                (a)          cash or check;

                                (b)          subject to the Company's approval at the time of exercise, consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan;

                                (c)          surrender of other Shares which, (i) in the case of Shares acquired from the Company, either directly or indirectly, have been owned by the Optionee for such period of time on the date of surrender that will avoid an expense for financial accounting purposes, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares. Shares from the portion of this Option to be exercised may be used to pay the exercise price to the extent that such use will not increase the compensation expense related to this Option for financial accounting purposes ; or

                                (d)          any combination of the foregoing.

                5.            Lock-Up Period. Optionee hereby agrees that Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed two hundred ten (210) days following the effective date of any registration statement of the Company filed under the Securities Act.

Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary

3

APPENDIX B

to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Optionee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (210) day period. Optionee agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section.

                6.             Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

                7.            Tax Obligations.

                                (a)          Tax Consequences. Optionholder has reviewed with Optionholder's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Optionholder is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Optionholder understands that Optionholder (and not the Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by this Agreement.Withholding TaxesAt any time after the grant of this Option, as requested by the Company, Optionee hereby authorizes withholding from payroll and any other amounts payable to Optionee, including Shares deliverable pursuant to this Option, and otherwise agrees to make adequate provision for, any sums required to satisfy the minimum federal, state, local and foreign tax withholding obligations of the Company (or any Related Entity employing or retaining Optionee), which arise in connection with the Option. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                                The Company, in its sole discretion, and in compliance with any Applicable Laws, may withhold from fully vested Shares otherwise deliverable to Optionee upon the exercise of the Option a number of whole Shares having a Fair Market Value, as determined by the Company as of the date the Optionee recognizes income with respect to those Shares, not in excess of the amount of minimum tax required to be withheld by law (or such other amount as may be necessary to avoid adverse financial accounting treatment). Any adverse consequences to Optionee arising in connection with such Common Stock withholding procedure shall be the Optionee's sole responsibility.

                                (c)          Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify

4

APPENDIX B

the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

                8.          Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of Nevada.

                9.          No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE	REOSTAR ENERGY CORPORATION

_____________________________________	_____________________________________
Signature	By

_____________________________________	_____________________________________
Print Name	Title

_____________________________________
_____________________________________
Residence Address

5

APPENDIX B

EXHIBIT A

REOSTAR ENERGY CORPORATION
2007 LONG-TERM INCENTIVE PLAN
EXERCISE NOTICE

ReoStar Energy Corporation
3880 Hulen Street, Suite 500
Fort Worth, TX 76107

Attention:
                1. Exercise of Option. Effective as of today, _____________, _____, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _________ shares of the Common Stock (the "Shares") of ReoStar Energy Corporation (the "Company") under and pursuant to the 2007 Long-Term Incentive Plan (the "Plan") and the Stock Option Agreement dated ____________, ____ (the "Option Agreement").

                2. Delivery of Payment and Required Documents. Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option. In addition, Optionee delivers any other documents required by the Company.

                3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

                4. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 10(c) of the Plan.

                5. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

APPENDIX B

                6. Restrictive Legends and Stop-Transfer Orders.

                                (a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY'S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

                                (b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                                (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

                7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

                8. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

                9. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of Nevada. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Option Agreement will continue in full force and effect.

                10. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment

APPENDIX B

Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

OPTIONEE	REOSTAR ENERGY CORPORATION

_____________________________________	_____________________________________
Signature	By

_____________________________________	_____________________________________
Print Name	Title

_____________________________________
_____________________________________
Residence Address

APPENDIX C

APPENDIX C

Certificate of Amendment

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

ReoStar Energy, Corporation

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 is hereby amended by adding the following as the last paragraph of Article 3:

"Effective at the date this Certificate of Amendment is filed with the Secretary of State of the State of Nevada (the "Effective Date"), pursuant to the requirements of NRS 78.2055, each ten (10) shares of Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall be recombined, reclassified and changed into one (1) share of the corporation's Common Stock, par value $0.001 per share (the "New Common Stock"), with any fractional interest rounded up to the nearest whole share. Each holder of a certificate or certificates that, immediately prior to the Effective Date, represented outstanding shares of Old Common Stock ("Old Certificate") shall be entitled to receive, upon surrender of such Old Certificate to the corporation's transfer agent for cancellation, a certificate representing the number of whole shares of the New Common Stock, calculated in the manner set forth hereinabove."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X ______________________________

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 7-1-08

1

Proxy Solicited on Behalf of the Board of Directors
of ReoStar Energy Corporation for the Annual Meeting of Stockholders
to be Held at 10:00 A.M. local time on September 24, 2009

The shareholder of ReoStar Energy Corporation, by signing this card, hereby appoints Mark Zouvas and Scott Allen proxies for this card, with full power of substitution, to vote on behalf of the shares of common stock of ReoStar Energy Corporation that the shareholder is entitled to vote at the Annual Meeting of Shareholders to be held on September 24, 2009, at 10:00 A.M. local time at the Company's corporate headquarters located at 3800 Hulen Street, Suite 500, Fort Worth, Texas, 76107, and any adjournments thereof.

This Proxy, when properly executed, will be voted by the Proxies in the manner designated below. If this Proxy is returned signed but without a clear voting designation, the Proxies will vote FOR Items 1, 2, 3, 4, 5, and 6.

1. To elect five directors of the Company to serve until the next Annual Meeting of shareholders and until their successors are duly elected and qualified.

Directors M.O. Rife III, Mark S. Zouvas, H. Grant Swartzwelder, Alan Rae, and Dr. R. Gerald Bailey.

☐  For All     ☐  Against All      ☐ Abstain

To vote against an individual director please write the name on the line.
_________________________________________________________________________________________
2. To ratify and approve the Company's 2008 Long-Term Incentive Plan.
☐ FOR     ☐ AGAINST     ☐ ABSTAIN

3. To approve a proposal to amend the Company's Articles of Incorporation, implementing a reverse stock split of the Company's outstanding common stock at a ratio of 1-for-10, with any resulting fractional shares being rounded up to the nearest whole share.
☐ FOR     ☐ AGAINST     ☐ ABSTAIN

4. To ratify the appointment of Killman, Murrell & Company, P.C. as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2010.
☐ FOR     ☐ AGAINST     ☐ ABSTAIN

5. To vote on the adjournment or postponement of the Annual Meeting to another time and date if such action is necessary for the board of directors to solicit additional proxies in favor of proposals 1, 2, 3, or 4.
☐ FOR     ☐ AGAINST     ☐ ABSTAIN

6. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement.
☐ FOR     ☐ AGAINST     ☐ ABSTAIN

Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, please date, sign and return this proxy card in the enclosed envelope (which requires no postage if mailed in the United States).

Reverse side

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, and 6.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

DATED:_____________________________________
______________________________________
(Print Full Name of Stockholder
______________________________________
(Signature of Stockholder)
______________________________________
(Signature if held jointly)

Please date the proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer. Please sign the proxy and return it promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you do attend.

1